Annual Report June 30, 2001


LOGO: NUVEEN Investments


Municipal Closed-End Exchange-Traded Funds


Dependable, tax-free income to help you keep more of what you earn.

NEW JERSEY
NQJ
NNJ
NXJ

PENNSYLVANIA
NQP
NPY
NXM


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Invest well.
Look ahead.
Leave your MARK.(SM)

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

Photo of: Timothy R. Schwertfeger
Chairman of the Board


Sidebar text: "Your Nuveen Fund also features several characteristics that can help make it an essential part of your overall investment strategy."



Dear
     Shareholder


I am pleased to have this opportunity to report on the recent performance of your Nuveen Fund. During the period covered by this report, your Fund continued to meet its primary objective of providing you with attractive monthly tax-free income from a portfolio of quality municipal bonds. Detailed information on your Fund can be found in the Portfolio Managers' Comments and Performance Overview sections later in this report. I urge you to take the time to read them.

In addition to providing you with steady tax-free income, your Nuveen Fund also features several characteristics that can help make it an essential part of your overall investment strategy. These include careful research, constant surveillance and judicious trading by Nuveen's seasoned portfolio management team, with every action designed to supplement income, improve Fund structure, better adapt to current market conditions or increase diversification. In turbulent times like these, prudent investors understand the importance of diversification, balance, and risk management, all attributes your Nuveen Fund can bring to your portfolio. With strong long-term performance achieved through consistent, disciplined professional management, your Nuveen Fund also illustrates the power of taking a long-term view toward financial growth and success.

Invest Well.Look Ahead.Leave Your Mark.
Today, perhaps more than ever, investors have the ability to make a lasting impact on their families and their world for generations to come. For more than 100 years, Nuveen has specialized in offering quality investments, such as the Nuveen Funds, to those seeking to accumulate and preserve wealth to establish a lasting legacy. Our mission continues to be to provide assistance to you and your financial advisor by offering investment services and products that can help you leave your mark. We thank you for continuing to choose Nuveen Investments as your partner as you work toward that goal.

Sincerely,

/s/ Timothy R. Schwertfeger


Timothy R. Schwertfeger
Chairman of the Board

August 17, 2001



Sidebar text: "Today, perhaps more than ever, investors have the ability to make a lasting impact on their families and their world for generations to come."

Nuveen New Jersey and Pennsylvania Closed-End Exchange-Traded Funds (NQJ, NNJ, NXJ, NQP, NPY, NXM)

Portfolio Managers'
                        Comments

Portfolio managers Tom Spalding and Tom O'Shaughnessy examine national and state economic conditions, key investment strategies, and the performance of the Nuveen Closed-End Exchange-Traded Municipal Funds for New Jersey and Pennsylvania. Spalding, who has been with Nuveen since 1976, assumed portfolio management responsibility for NQJ and NNJ in March 2001. At that time, he also added the new Nuveen Dividend Advantage Fund for New Jersey (NXJ). An 18-year Nuveen veteran, O'Shaughnessy has managed NQP since 1991 and NPY since 1995; he added the Nuveen Pennsylvania Dividend Advantage Fund (NXM) upon its inception in March 2001.

WHAT FACTORS HAD THE GREATEST INFLUENCE ON THE U.S. ECONOMY AND THE MUNICIPAL MARKET DURING THIS REPORTING PERIOD?
The major factors affecting the economy and the municipal market over the past twelve months were the Federal Reserve's increase and reduction of short-term interest rates, and the general slowdown in economic growth. After a series of rate increases through 1999 and 2000, the Fed embarked in January 2001 on a series of rate cuts designed to stimulate the sluggish U.S. economy. Over the first half of 2001, the Fed announced six reductions totaling 275 basis points, bringing the target federal funds rate to 3.75%, its lowest point since 1994. The consensus among many market observers is that the Fed is prepared to continue easing rates as long as signs of a significant economic slowdown remain.

In the municipal market, the overall economic environment combined with tight municipal supply helped many bonds perform well over this reporting period. As 2001 got underway, the Fed's interest rate cuts created more favorable conditions for both new municipal issuance and refundings, which totaled $133.6 billion nationwide during the first six months of the year, an increase of 39% over January-June 2000 and up 30% from July-December 2000.

On the demand side, municipal bonds continued to be highly sought after by individual investors looking for diversification, tax-free income, and an alternative to a volatile stock market. We believe municipal bonds continue to represent good value in today's market.


HOW WAS THE MARKET ENVIRONMENT IN NEW JERSEY AND PENNSYLVANIA?
TOM SPALDING: In sharp contrast to the expanding national supply, new municipal issuance in New Jersey during the first six months of 2001 totaled only $2.5 billion, a decrease of 45% from the same period a year ago and down 32% from the last half of 2000. This decline was due largely to last year's heavy issuance by the state's transportation sector. Overall, the New Jersey economy remained healthy, although growth has slowed in line with national trends. One area of concern is the tele-communications industry, where restructuring could lead to thousands of job cuts at some of the state's largest employers. Slowdowns in the financial markets also continued to have adverse effects on the New Jersey economy. However, over the near term, the state's central location, transportation infrastructure, high-tech industries, skilled workforce, and high per-capita income are expected to provide a solid economic base. In June 2001, state unemployment stood at 4.5%, up from 3.7% in June 2000 and in line with the current national average of 4.5%.

TOM O'SHAUGHNESSY: Mirroring events at the national level, Pennsylvania's economy also showed signs of slowing, due largely to downturns in retail trade, service industries, and construction as well as a recession in the state's manufacturing sector. Pennsylvania remains heavily reliant on manufacturing - this slowdown could have a detrimental effect on the overall state economy. However, this may be somewhat offset by continued growth in the state's high-tech and FIRE (financial, insurance, real estate) sectors, especially in the housing market if interest rates continue to decline. As of June 2001, Pennsylvania unemployment was 4.8%, up from 4.3% in June 2000 and slightly higher than the current national average of 4.5%. Despite the economic slowdown, the state's highly skilled workforce helped Pennsylvania's per-capita income average rank 19th overall in 2000, above the national average. Aided by the lower interest rate environment, Pennsylvania municipal issuance came back from a decline of 42% in 2000 with a total of $6.1 billion in new state paper during the first six months of 2001, up 143% over the same period in 2000 and up 57% from the previous six months. Currently, the market is anticipating continued heavy issuance from the Pennsylvania Turnpike Commission.

HOW DID THESE NUVEEN FUNDS PERFORM OVER THIS REPORTING PERIOD?
For the year ended June 30, 2001, the four older Nuveen Closed-End Exchange-Traded Funds covered in this report - NQJ, NNJ, NQP, and NPY - produced total returns on net asset value (NAV) as shown in the accompanying table. The annual returns for the Lehman Brothers Municipal Bond Index1 and the Funds' Lipper Peer Groups2 are also presented.


                               Total       Lehman
                              Return        Total      Lipper
          Market Yield        on NAV      Return1    Average2
-------------------------------------------------------------
                               1 Year      1 Year      1 Year
                   Taxable-     Ended       Ended       Ended
       6/30/01  Equivalent3   6/30/01     6/30/01     6/30/01
-------------------------------------------------------------
NQJ      5.92%        9.11%    10.62%       9.98%      14.61%
-------------------------------------------------------------
NNJ      5.49%        8.45%    12.90%       9.98%      14.61%
-------------------------------------------------------------
NXJ      5.68%        8.74%
-------------------------------------------------------------
NQP      6.03%        8.93%     7.75%       9.98%      12.12%
-------------------------------------------------------------
NPY      5.93%        8.79%    13.25%       9.98%      12.12%
-------------------------------------------------------------
NXM      6.00%        8.89%
-------------------------------------------------------------

Past performance is not predictive of future results.

For additional information, see the individual Performance Overview for your Fund in this report.

Over the past twelve months, municipal bonds enjoyed a generally positive total return environment as a result of relatively tight municipal supply, Fed easings, and favorable technicals. The Funds' participation in these market gains is reflected in the total returns on NAV listed in the previous table.

Between June 30, 2000, and June 30, 2001, the yield on the Bond Buyer 25 Revenue Bond Index fell from 5.98% to 5.52%. In this environment of falling yields (and rising bond values), funds with longer durations4 would be expected to perform well. As of June 30, 2001, the durations of the four older Nuveen Funds ranged from 7.10 to 10.90, compared with 7.89 for the unleveraged Lehman Brothers Municipal Bond Index, while the longer durations of NXJ and NXM (14.58 and 16.78, respectively) are typical of newly established Funds. The older Funds' relative performance was also influenced by differences in their structure and individual portfolio holdings. For example, NQP's holdings of high coupon bonds have helped this Fund provide one of the most attractive yields in the Pennsylvania market. However, as these bonds approach their call dates, their price performance has had an impact on the Fund's total return on NAV.


HOW DID THE MARKET ENVIRONMENT AFFECT THE FUNDS' DIVIDENDS AND SHARE PRICES? During the year ended June 30, 2001, Nuveen's dividend management strategies helped to support the income streams of all four older Nuveen Funds. As of June 30, 2001, NNJ and NPY had each offered shareholders 13 consecutive months of steady or increasing dividends, while NQJ and NQP had provided 32 and 13 consecutive months, respectively, of stable income.

The two newer Funds, NXJ and NXM, declared their first monthly tax-free dividends in May and began paying them in June.

All of these Funds use leverage as a way to potentially enhance the dividends paid to common shareholders. This benefit is tied in part to the short-term rates the Funds pay their MuniPreferred(R) shareholders. When short-term rates rise or fall, the Funds must adjust the amount of income they pay to preferred shareholders, which affects the income available for common shareholders.

In coming months, lower short-term rates could continue to have beneficial effects on the Funds' dividends. However, this trend could be offset by the effect of bond




1 The Funds' performances are compared with that of the national Lehman Brothers Municipal Bond Index, an unleveraged index comprising a broad range of investment-grade municipal bonds. Results for the Lehman index do not reflect any expenses.

2 The total returns of the Nuveen New Jersey Funds are compared with the average annualized return of the eight funds in the Lipper New Jersey Municipal Debt Funds category, while the returns of the Pennsylvania Funds are compared with the average return of the nine funds in the Lipper Pennsylvania category. Fund and Lipper returns assume reinvestment of dividends.

3 The taxable-equivalent yield represents the yield that must be earned on a taxable investment in order to equal the yield of the Nuveen Fund on an after-tax basis. The taxable-equivalent yield is based on the Fund's market yield on the indicated date and a federal income tax rate of 30.5% plus the applicable state income tax rate. The combined federal and state tax rates used in this report are as follows: New Jersey 35% and Pennsylvania 32.5%.

4 Duration is a measure of a Fund's NAV volatility in reaction to interest rate movements. Fund duration, also known as leverage-adjusted duration, takes into account the leveraging process for a Fund and therefore is generally longer than the duration of the actual portfolio of individual bonds that make up the Fund. Unless otherwise noted, references to duration in this commentary are intended to indicate Fund duration.

calls on the higher-yielding bonds held by these port-folios. This is especially true of NQJ and NQP, which have entered the part of their life cycle when they can expect an increased level of call activity. The level of short-term rates, the amount of bond calls, and the interest rates at which we can reinvest the proceeds of any calls will all influence the dividends of these Nuveen Funds over the next twelve months.

During the past year, as the stock market remained volatile and the bond market continued to perform well, many investors turned to tax-free fixed-income investments as a way to add balance to their portfolios and reduce overall risk. As a result, the share prices of the four older Nuveen Funds improved (see the charts on the individual Performance Overview pages). As investors recognized the opportunity offered by these Funds, increased demand caused the discounts on NQJ and NQP to move to premiums over the past twelve months, while the discounts on NNJ and NPY narrowed significantly.

WHAT KEY STRATEGIES WERE USED TO MANAGE THESE NUVEEN FUNDS DURING THE YEAR ENDED JUNE 30, 2001?
As evidenced by their twelve-month total returns on NAV, the four older Nuveen Funds were well structured going into this period. Despite the relatively tight supply of new municipal issuance during most of the past year, especially in New Jersey, the Funds continued to meet their goal of keeping assets fully invested and working for shareholders. However, tight supply, as well as the types of bonds that did come to market, meant relatively fewer opportunities to make trades that would substantially enhance the Funds' holdings. As appropriate opportunities became available, we focused on strengthening long-term dividend-payment capabilities, enhancing call protection, and purchasing bonds with the potential to add value and diversification to the Funds' portfolios.

In NQJ and NNJ, our focus over the past year was on reinvesting proceeds from bond calls in the most attractive bonds available that would support the Funds' dividends. We also selectively trimmed some positions that had become relatively high-priced in order to invest in issues that offered potentially superior performance.

In Pennsylvania, although we saw new issuance increase significantly during the first six months of 2001, much of the supply was rated AAA or insured and provided fewer opportunities to improve the income streams of NQP and NPY. As we did find opportunities to enhance the Funds' portfolios, we financed our purchases by selling bonds at attractive prices. The market of the past twelve months represented a good time to sell bonds with short calls as well as pre-refunded bonds.

As of June 30, 2001, all six of the Nuveen Funds covered in this report offered excellent credit quality, with between 74% and 90% of their portfolios invested in bonds rated AAA/U.S. guaranteed and AA. NQJ and NPY each also had a 10% allocation of BBB and non-rated bonds, which generally provided higher returns during 2000.

In March 2001, we introduced new Nuveen Dividend Advantage Municipal Funds for New Jersey (NXJ) and Pennsylvania (NXM). As of June 30, 2001, the portfolios of both of these Funds were invested in intermediate and longer-term bonds that are expected to help achieve the Funds' objective of attractive monthly income. In assembling NXJ's portfolio, we focused on quality bonds in the healthcare sector as well as a variety of revenue bonds that spanned several sectors, including water and sewer, transportation, and education. Our largest healthcare purchase was $15 million of A+ rated Robert Wood Johnson University Hospital bonds, which added attractive yields to the Fund. Because of the extremely tight supply of New Jersey municipal paper, we also bought a number of Puerto Rico territorial bonds that we plan to replace with New Jersey paper as we find better opportunities in the market.

In contrast to the situation in New Jersey, ample issuance in the Pennsylvania municipal market helped us structure NXM with all in-state paper. However, much of the new supply was insured or high-quality paper that did not carry the types of yields we were seeking. In purchasing bonds for this portfolio, therefore, we focused on sectors of the market that we believed had the greatest yield potential, including industrial development bonds, healthcare and long-term care issues, and housing. We were able to take advantage of an offering by the Allegheny County Residential Finance Authority to purchase more than $5 million of GNMA-backed single-family housing bonds, the Fund's top holding. As of June 30, 2001, our three largest sector weightings were general obligation bonds, healthcare, and education.

WHAT IS YOUR OUTLOOK FOR THE MUNICIPAL MARKET IN GENERAL AND THESE NUVEEN FUNDS IN PARTICULAR?
Overall, our outlook for the fixed-income markets during the next 12 months continues to be positive. Demand for tax-exempt municipal bonds is anticipated to remain strong, as investors look for ways to rebalance their portfolios and reduce potential risk. If interest rates continue to fall and the pace of refundings accelerates, new municipal issuance nationwide in 2001 could exceed $250 billion.

Looking specifically at these Nuveen Funds, NNJ and NPY provide good levels of call protection during the remainder of 2001 and in 2002, with 12% of NNJ's portfolio and 15% of NPY subject to calls over the next 18 months. However, both NQJ and NQP, which reached the 10-year anniversary of their inception in February 2001, have entered the part of the bond market cycle where they are experiencing a typical increase in call exposure. Over the next 18 months, these two Funds could see up to 35% and 36% of their portfolios, respectively, affected by bond calls, depending on market interest rates during this time. The newly established NXJ has no scheduled bond calls in 2001 and 2002, while NXM's portfolio has a 8% call exposure over this period.

Our expectations for future bond calls are already being integrated into the overall investment strategies of these Funds. The absolute level of interest rates, new issue and secondary market supply, and credit and sector spreads will help dictate how called bond proceeds are reinvested. Given the current tight supply in the New Jersey municipal market, we may continue to hold bonds with short calls in anticipation of increased new issuance in the months ahead. In Pennsylvania, we plan to keep the Funds fully invested while we wait for opportunities that may offer the potential of greater total returns.

In general, we believe these Nuveen Funds are well positioned for the market environment of the next 12 months. As value-oriented investors, we plan to remain focused on adding value for our shareholders, providing support for the Funds' dividends, and watching new issuance for opportunities to purchase the research-intensive credits that fully utilize Nuveen's expertise in this area, especially in the healthcare and housing sectors. Overall, we believe these Nuveen Funds will continue to play an important role in investors' long-range financial programs, providing balance and diversification, dependable tax-free income, and quality investments.

Nuveen New Jersey Investment Quality Municipal Fund, Inc.

Performance
   Overview As of June 30, 2001


NQJ

Pie Chart:
CREDIT QUALITY
AAA/U.S. Guaranteed           65%
AA                            15%
A                              8%
BBB                            5%
NR                             5%
Other                          2%


PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $15.50
--------------------------------------------------
Net Asset Value                             $15.03
--------------------------------------------------
Market Yield                                 5.92%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   8.52%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         9.11%
--------------------------------------------------
Fund Net Assets ($000)                    $463,785
--------------------------------------------------
Average Effective Maturity (Years)           17.52
--------------------------------------------------
Leverage-Adjusted Duration                    7.10
==================================================

ANNUALIZED TOTAL RETURN (Inception 2/91)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                        17.13%        10.62%
--------------------------------------------------
5-Year                         7.13%         6.43%
--------------------------------------------------
10-Year                        6.49%         7.48%
==================================================

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Transportation                                 20%
--------------------------------------------------
Housing/Multifamily                            12%
--------------------------------------------------
U.S. Guaranteed                                11%
--------------------------------------------------
Tax Obligation/General                         10%
--------------------------------------------------
Healthcare                                      9%
==================================================



Bar Chart:
2000-2001 MONTHLY TAX-FREE DIVIDENDS PER SHARE
7/00                          0.0765
8/00                          0.0765
9/00                          0.0765
10/00                         0.0765
11/00                         0.0765
12/00                         0.0765
1/01                          0.0765
2/01                          0.0765
3/01                          0.0765
4/01                          0.0765
5/01                          0.0765
6/01                          0.0765

Line Chart:
SHARE PRICE PERFORMANCE
                        Weekly Closing Price
7/1/00                  14.06
                        14
                        14.19
                        14.44
                        14.81
                        14.5
                        14.75
                        15.13
                        15.19
                        14.94
                        14.56
                        14.38
                        14.56
                        14.75
                        14.5
                        14.31
                        14.25
                        14.75
                        15.13
                        14.56
                        14.63
                        14.94
                        14.75
                        15.38
                        15.81
                        16
                        15.94
                        16
                        15.5
                        15.56
                        15.85
                        15.65
                        15.58
                        15.29
                        15.54
                        15.16
                        14.65
                        14.83
                        14.94
                        14.79
                        14.97
                        14.96
                        14.99
                        15.06
                        15.15
                        15.17
                        15.32
                        15.44
                        15.48
                        15.44
6/30/01                 15.5

Past performance is not predictive of future results.

1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30.5%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 35%.

Nuveen New Jersey Premium Income Municipal Fund, Inc.

Performance
   Overview As of June 30, 2001



NNJ

Pie Chart:
CREDIT QUALITY
AAA/U.S. Guaranteed           67%
AA                            10%
A                             17%
NR                             3%
Other                          3%


PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $15.19
--------------------------------------------------
Net Asset Value                             $15.27
--------------------------------------------------
Market Yield                                 5.49%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   7.90%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         8.45%
--------------------------------------------------
Fund Net Assets ($000)                    $275,051
--------------------------------------------------
Average Effective Maturity (Years)           15.61
--------------------------------------------------
Leverage-Adjusted Duration                    8.22
==================================================

ANNUALIZED TOTAL RETURN (Inception 12/92)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                        20.13%        12.90%
--------------------------------------------------
5-Year                         9.27%         7.45%
--------------------------------------------------
Since Inception                6.04%         6.76%
==================================================

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Transportation                                 23%
--------------------------------------------------
Tax Obligation/Limited                         15%
--------------------------------------------------
Education and Civic Organizations              10%
--------------------------------------------------
Housing/Multifamily                            10%
--------------------------------------------------
Tax Obligation/General                          9%
==================================================

Bar Chart:
2000-2001 MONTHLY TAX-FREE DIVIDENDS PER SHARE
7/00                          0.0675
8/00                          0.0675
9/00                          0.0675
10/00                         0.0675
11/00                         0.0675
12/00                         0.0675
1/01                          0.0675
2/01                          0.0675
3/01                          0.0685
4/01                          0.0685
5/01                          0.0685
6/01                          0.0695


Line Chart:
SHARE PRICE PERFORMANCE
                        Weekly Closing Price
7/1/00                  13.69
                        13.5
                        13.5
                        13.44
                        14.06
                        13.88
                        14.69
                        14.44
                        14.44
                        14.5
                        14.13
                        13.75
                        14
                        13.94
                        13.5
                        13.5
                        13.44
                        13.75
                        13.44
                        13.5
                        13.69
                        14
                        14.06
                        14.13
                        14.5
                        15
                        15.19
                        15.13
                        14.88
                        15.36
                        15.48
                        15.25
                        15.13
                        14.93
                        15.03
                        14.71
                        14.15
                        14.39
                        14.76
                        14.58
                        14.8
                        14.91
                        15.06
                        14.91
                        15.03
                        14.75
                        14.62
                        14.72
                        14.86
                        15
6/30/01                 15.19

Past performance is not predictive of future results.


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30.5%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 35%.

Nuveen New Jersey Dividend Advantage Municipal Fund

Performance
   Overview As of June 30, 2001

NXJ


Pie Chart:
CREDIT QUALITY
AAA/U.S. Guaranteed           66%
AA                             8%
A                             16%
NR                             3%
Other                          7%



PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $14.99
--------------------------------------------------
Net Asset Value                             $14.39
--------------------------------------------------
Market Yield                                 5.68%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   8.17%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         8.74%
--------------------------------------------------
Fund Net Assets ($000)                    $142,187
--------------------------------------------------
Average Effective Maturity (Years)           27.31
--------------------------------------------------
Leverage-Adjusted Duration                   14.58
==================================================

TOTAL RETURN (Inception 3/01)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
Since Inception                0.87%         1.42%
==================================================

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Healthcare                                     19%
--------------------------------------------------
Transportation                                 19%
--------------------------------------------------
Water and Sewer                                17%
--------------------------------------------------
Tax Obligation/General                         14%
--------------------------------------------------
Education and Civic Organizations              11%
==================================================


Bar Chart:
2001 MONTHLY TAX-FREE DIVIDENDS PER SHARE
5/01     0.071
6/01     0.071



Line Chart:
SHARE PRICE PERFORMANCE
                        Weekly Closing Price
3/30/01                 15
                        15.08
                        15.09
                        15.09
                        15.1
                        15.19
                        15.21
                        15.15
                        15.03
                        14.99
                        14.97
                        14.93
                        14.95
6/30/01                 14.99

Past performance is not predictive of future results.



1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30.5%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 35%.

Nuveen Pennsylvania Investment Quality Municipal Fund

Performance
   Overview As of June 30, 2001



NQP

Pie Chart:
CREDIT QUALITY
AAA/U.S. Guaranteed           72%
AA                            18%
A                              9%
BBB                            1%


PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $15.13
--------------------------------------------------
Net Asset Value                             $14.57
--------------------------------------------------
Market Yield                                 6.03%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   8.68%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         8.93%
--------------------------------------------------
Fund Net Assets ($000)                    $367,188
--------------------------------------------------
Average Effective Maturity (Years)           17.86
--------------------------------------------------
Leverage-Adjusted Duration                   10.90
==================================================

ANNUALIZED TOTAL RETURN (Inception 2/91)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                        11.99%         7.75%
--------------------------------------------------
5-Year                         4.89%         5.20%
--------------------------------------------------
10-Year                        6.41%         7.40%
==================================================

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
U.S. Guaranteed                                25%
--------------------------------------------------
Tax Obligation/General                         16%
--------------------------------------------------
Housing/Single Family                          11%
--------------------------------------------------
Education and Civic Organizations              10%
--------------------------------------------------
Transportation                                  9%
==================================================

Bar Chart:
2000-2001 MONTHLY TAX-FREE DIVIDENDS PER SHARE
7/00                    0.076
8/00                    0.076
9/00                    0.076
10/00                   0.076
11/00                   0.076
12/00                   0.076
1/01                    0.076
2/01                    0.076
3/01                    0.076
4/01                    0.076
5/01                    0.076
6/01                    0.076


Line Chart:
SHARE PRICE PERFORMANCE
                        Weekly Closing Price
7/1/00                  14.56
                        14.63
                        14.69
                        14.75
                        14.5
                        14.31
                        14.44
                        14.69
                        14.63
                        14.63
                        14.44
                        14.25
                        14.31
                        14.13
                        13.56
                        13.63
                        13.75
                        14
                        13.5
                        13.63
                        13.94
                        14
                        13.94
                        14
                        13.75
                        14.88
                        15.25
                        15.19
                        15.31
                        15.15
                        15.04
                        15.02
                        15.05
                        15.15
                        15.36
                        15.25
                        14.9
                        14.66
                        15.04
                        14.88
                        14.88
                        15.19
                        15.02
                        15.2
                        15.25
                        15
                        15.12
                        15.12
                        15.09
                        15.17
6/30/01                 15.13

Past performance is not predictive of future results.


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30.5%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 32.5%.

Nuveen Pennsylvania Premium Income Municipal Fund 2

Performance
   Overview As of June 30, 2001

NPY

Pie Chart:
CREDIT QUALITY
AAA/U.S. Guaranteed           74%
AA                             8%
A                              7%
BBB                            6%
NR                             4%
Other                          1%


PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $13.87
--------------------------------------------------
Net Asset Value                             $14.44
--------------------------------------------------
Market Yield                                 5.93%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   8.53%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         8.79%
--------------------------------------------------
Fund Net Assets ($000)                    $345,477
--------------------------------------------------
Average Effective Maturity (Years)           18.95
--------------------------------------------------
Leverage-Adjusted Duration                   10.51
==================================================

ANNUALIZED TOTAL RETURN (Inception 3/93)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                        19.04%        13.25%
--------------------------------------------------
5-Year                         8.55%         6.99%
--------------------------------------------------
Since Inception                5.06%         6.04%
==================================================

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Tax Obligation/Limited                         16%
--------------------------------------------------
U.S.Guaranteed                                 13%
--------------------------------------------------
Utilities                                      12%
--------------------------------------------------
Healthcare                                     11%
--------------------------------------------------
Water and Sewer                                11%
==================================================

Bar Chart:
2000-2001 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
7/00                    0.065
8/00                    0.065
9/00                    0.065
10/00                   0.065
11/00                   0.065
12/00                   0.065
1/01                    0.065
2/01                    0.065
3/01                    0.0665
4/01                    0.0665
5/01                    0.0665
6/01                    0.0685


Line Chart:
SHARE PRICE PERFORMANCE
                        Weekly Closing Price
7/1/00                  12.56
                        12.94
                        12.56
                        12.44
                        12.81
                        12.5
                        12.75
                        12.63
                        12.75
                        12.81
                        12.75
                        12.63
                        12.5
                        12.5
                        12.38
                        12.19
                        12.13
                        12.19
                        12.25
                        12.31
                        12.38
                        12.5
                        12.31
                        12.63
                        12.94
                        13.5
                        13.69
                        13.63
                        13.63
                        13.65
                        13.54
                        13.52
                        13.53
                        13.9
                        13.65
                        13.55
                        13.55
                        13.27
                        13.52
                        13.59
                        13.8
                        13.64
                        13.65
                        13.37
                        13.51
                        13.45
                        13.55
                        13.74
                        13.83
                        13.73
6/30/01                 13.87

Past performance is not predictive of future results.

1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30.5%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 32.5%.

2 The Fund also paid shareholders a net ordinary income distribution in December 2000 of $0.0023 per share.

Nuveen Pennsylvania Dividend Advantage Municipal Fund

Performance
   Overview As of June 30, 2001


NXM

Pie Chart:
CREDIT QUALITY
AAA/U.S. Guaranteed        67%
AA                         14%
A                           7%
BBB                         9%
NR                          3%


PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $14.49
--------------------------------------------------
Net Asset Value                             $14.48
--------------------------------------------------
Market Yield                                 6.00%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   8.63%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         8.89%
--------------------------------------------------
Fund Net Assets ($000)                     $72,723
--------------------------------------------------
Average Effective Maturity (Years)           24.28
--------------------------------------------------
Leverage-Adjusted Duration                   16.78
==================================================

TOTAL RETURN (Inception 3/01)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
Since Inception               -2.45%         2.06%
==================================================

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Tax Obligation/General                         20%
--------------------------------------------------
Education and Civic Organizations              14%
--------------------------------------------------
Healthcare                                     11%
--------------------------------------------------
Tax Obligation/Limited                         10%
--------------------------------------------------
Utilities                                      10%
==================================================


Bar Chart:
2001 MONTHLY TAX-FREE DIVIDENDS PER SHARE
5/01                    0.0725
6/01                    0.0725


Line Chart:
SHARE PRICE PERFORMANCE
                         Weekly Closing Price
3/30/01                  15
                         15.01
                         15.1
                         15.25
                         15.25
                         15
                         15.01
                         15
                         15.09
                         14.96
                         14.8
                         14.66
                         14.67
6/30/01                  14.49

Past performance is not predictive of future results.


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30.5%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 32.5%.

Report of
      Independent Auditors

THE BOARDS OF DIRECTORS, TRUSTEES AND SHAREHOLDERS
NUVEEN NEW JERSEY INVESTMENT QUALITY MUNICIPAL FUND, INC.
NUVEEN NEW JERSEY PREMIUM INCOME MUNICIPAL FUND, INC.
NUVEEN NEW JERSEY DIVIDEND ADVANTAGE MUNICIPAL FUND
NUVEEN PENNSYLVANIA INVESTMENT QUALITY MUNICIPAL FUND
NUVEEN PENNSYLVANIA PREMIUM INCOME MUNICIPAL FUND 2
NUVEEN PENNSYLVANIA DIVIDEND ADVANTAGE MUNICIPAL FUND


We have audited the accompanying statements of net assets, including the portfolios of investments, of Nuveen New Jersey Investment Quality Municipal Fund, Inc., Nuveen New Jersey Premium Income Municipal Fund, Inc., Nuveen New Jersey Dividend Advantage Municipal Fund, Nuveen Pennsylvania Investment Quality Municipal Fund, Nuveen Pennsylvania Premium Income Municipal Fund 2 and Nuveen Pennsylvania Dividend Advantage Municipal Fund as of June 30, 2001, and the related statements of operations, changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of June 30, 2001, by correspondence with the custodian and brokers or alternative procedures for confirmations not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen New Jersey Investment Quality Municipal Fund, Inc., Nuveen New Jersey Premium Income Municipal Fund, Inc., Nuveen New Jersey Dividend Advantage Municipal Fund, Nuveen Pennsylvania Investment Quality Municipal Fund, Nuveen Pennsylvania Premium Income Municipal Fund 2 and Nuveen Pennsylvania Dividend Advantage Municipal Fund at June 30, 2001, and the results of their operations, changes in their net assets and financial highlights for the periods indicated therein in conformity with accounting principles generally accepted in the United States.


                                                           /s/ Ernst & Young LLP


Chicago, Illinois
August 10, 2001

                            Nuveen New Jersey Investment Quality Municipal Fund, Inc. (NQJ)
                            Portfolio of
                                       Investments June 30, 2001
   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                Basic Materials - 1.4%

$       6,250   The Pollution Control Financing Authority of Salem County, New Jersey,     11/01 at 102          AA-   $   6,404,750
                 Waste Disposal Revenue Bonds (E.I. du Pont de Nemours and
                 Company - Chambers Works Project), 1991 Series A, 6.500%,
                 11/15/21 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                Consumer Staples - 2.6%

        6,600   The Children's Trust Fund, Commonwealth of Puerto Rico, Tobacco             7/10 at 100          Aa3       6,884,922
                  Settlement Asset-Backed Bonds, Series 2000, 5.750%, 7/01/20

        5,000   New Jersey Economic Development Authority, Economic Development            12/01 at 100          N/R       5,010,200
                 Revenue Bonds (J & J Snack Foods Corporation of New Jersey
                 Project), Series 1991, 7.250%, 12/01/05 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                Education and Civic Organizations - 5.7%

        4,390   Higher Education Student Assistance Authority of the State of               6/10 at 101          AAA       4,690,935
                 New Jersey, Student Loan Revenue Bonds, 2000 Series A,
                 6.125%, 6/01/17 (Alternative Minimum Tax)

          135   Higher Education Assistance Authority of the State of New Jersey,           7/01 at 102            A         137,908
                 Senior Student Loan Revenue Bonds, 1991 Series A,
                 7.200%, 7/01/09 (Alternative Minimum Tax)

        5,365   Higher Education Assistance Authority of the State of                       6/07 at 102          AAA       5,720,324
                 New Jersey, Student Loan Revenue Bonds (NJ Class Loan
                 Program), Series 1997A, 5.800%, 6/01/16 (Alternative Minimum Tax)

        2,900   New Jersey Economic Development Authority, School Revenue                   2/08 at 101          N/R       2,823,150
                 Bonds (Gill/St. Bernard School),  Series 1998, 6.000%, 2/01/25

                New Jersey Educational Facilities Authority, Revenue Bonds
                (St. Peter's College Issue), 1998 Series B:
        1,000    5.375%, 7/01/18                                                            7/08 at 102          BBB         981,430
        1,750    5.500%, 7/01/27                                                            7/08 at 102          BBB       1,730,908

        1,250   New Jersey Educational Facilities Authority, Revenue Refunding              7/08 at 101          AAA       1,249,213
                 Bonds (Seton Hall University Project), 1998 Series F, 5.000%, 7/01/21

        4,235   Puerto Rico Industrial, Educational, Medical, and Environmental             9/11 at 100          BBB       4,164,826
                 Control Facilities Financing Authority, Higher Education Revenue
                 Bonds (University of the Sacred Heart Project), Series 2001,
                 5.250%, 9/01/21 (DD, settling 7/02/01)

                The State University of New Jersey, General Obligation Refunding
                Bonds (Rutgers), 1992 Series A:
        2,900    6.500%, 5/01/13                                                            5/02 at 102           AA       3,031,486
        1,725    6.500%, 5/01/18                                                            5/02 at 102           AA       1,800,262

------------------------------------------------------------------------------------------------------------------------------------
                Energy - 1.8%

        8,000   Pollution Control Financing Authority of Middlesex County,                 12/02 at 102          N/R       8,212,400
                 New Jersey, Pollution Control Revenue Refunding Bonds (Amerada
                 Hess Corporation Project), Series 1992, 6.875%, 12/01/22

------------------------------------------------------------------------------------------------------------------------------------
                Healthcare - 8.2%

        2,070   New Jersey Healthcare Facilities Financing Authority, Revenue Bonds         7/01 at 102          AAA       2,116,927
                 (Robert Wood Johnson University Hospital), Series B,
                 6.625%, 7/01/16

        4,350   New Jersey Healthcare Facilities Financing Authority, Revenue               7/01 at 102          AAA       4,449,485
                 Bonds (Mercer Medical Center Issue), Series 1991, 6.500%, 7/01/10

                New Jersey Healthcare Facilities Financing Authority,  Refunding
                Revenue Bonds (Atlantic City Medical Center Issue), Series C:
        3,600    6.800%, 7/01/05                                                            7/02 at 102           A-       3,798,072
        2,800    6.800%, 7/01/11                                                            7/02 at 102           A-       2,946,608

        2,535   New Jersey Healthcare Facilities Financing Authority, Revenue               7/03 at 102         Baa2       2,505,467
                 Bonds (Deborah Heart and Lung Center Issue), Series 1993,
                 6.200%, 7/01/13

                New Jersey Health Facilities Financing Authority,  Revenue Bonds
                (Robert Wood Johnson University Hospital), Series 2000:
        3,850    5.750%, 7/01/25                                                            7/10 at 100           A+       4,021,826
        2,000    5.750%, 7/01/31                                                            7/10 at 100           A+       2,077,560

   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                Healthcare (continued)

$       4,320   New Jersey Healthcare Facilities Financing Authority, Revenue and           7/08 at 101          Aaa   $   4,294,339
                 Refunding Bonds (St. Barnabas Medical Center - West Hudson
                 Hospital Obligated Group), Series 1998A, 5.000%, 7/01/23

        5,040   New Jersey Health Facilities Financing Authority, Revenue Bonds             7/10 at 100          AAA       5,144,530
                 (The Society of the Valley Obligated Group Issue), Series 2000,
                 5.375%, 7/01/31

        2,000   New Jersey Health Facilities Financing Authority, Revenue Bonds             7/10 at 100          BBB       2,023,360
                 (St. Peter's University Hospital Issue), Series 2000A,
                 6.875%, 7/01/20

        1,030   New Jersey Healthcare Facilities Financing Authority, Revenue               7/02 at 102         Baa3       1,060,447
                 Bonds (Palisades Medical Center Obligated Group Issue),
                 Series 1992, 7.500%, 7/01/06

        3,500   New Jersey Healthcare Facilities Financing Authority, Revenue               7/09 at 101          AAA       3,533,740
                 Bonds (Meridian Health System Obligated Group Issue),
                 Series 1999, 5.250%, 7/01/29

------------------------------------------------------------------------------------------------------------------------------------
                Housing/Multifamily - 11.1%

        3,790   The Hudson County Improvement Authority, New Jersey,                        6/04 at 100           AA       3,914,729
                 Multifamily Housing Revenue Bonds (Conduit Financing - Observer
                 Park Project), Series 1992A, 6.900%, 6/01/22 (Alternative Minimum Tax)

        1,320   Housing Finance Corporation of the City of Long Branch, New Jersey,        10/01 at 100          N/R       1,326,389
                 Section 8 Assisted Housing Revenue Bonds (Washington Manor
                 Associates Ltd. - 1980 Elderly Project), 10.000%, 10/01/11

       12,000   New Jersey Housing and Mortgage Finance Agency, Multifamily                11/01 at 102          AAA      12,327,480
                 Housing Revenue Refunding Bonds (Presidential Plaza at Newport
                 Project - FHA-Insured Mortgages), 1991 Series 1, 7.000%, 5/01/30

        4,500   New Jersey Housing and Mortgage Finance Agency, Multifamily                 5/05 at 102          AAA       4,725,090
                 Housing Revenue Bonds, 1995 Series A, 6.000%, 11/01/14

        4,500   New Jersey Housing and Mortgage Finance Agency, Multifamily                 5/06 at 102          AAA       4,721,130
                 Housing Revenue Bonds, 1996 Series A, 6.250%, 5/01/28
                 (Alternative Minimum Tax)

                New Jersey Housing and Mortgage Finance Agency, Section 8 Bonds,
                1991 Series A:
        3,000    6.800%, 11/01/05                                                          11/01 at 102          AA-       3,074,280
        2,500    6.900%, 11/01/07                                                          11/01 at 102          AA-       2,562,725
        4,700    6.950%, 11/01/08                                                          11/01 at 102          AA-       4,818,675
        1,000    7.100%, 11/01/11                                                          11/01 at 102          AA-       1,025,750

        9,650   New Jersey Housing and Mortgage Finance Agency, Housing                     5/02 at 102           A+       9,995,953
                 Revenue Bonds, 1992 Series A, 6.950%, 11/01/13

          100   New Jersey Housing and Mortgage Finance Agency, Housing                    11/02 at 102           A+         104,798
                 Revenue Refunding Bonds, 1992 Series One, 6.700%, 11/01/28

        2,743   Housing Authority of the City of Newark, New Jersey, Housing               10/09 at 102          Aaa       2,888,232
                 Revenue Bonds (GNMA Collateralized - Fairview Apartments
                 Project), 2000 Series A, 6.400%, 10/20/34 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                Housing/Single-Family - 7.0%

        3,505   New Jersey Housing and Mortgage Finance Agency, Home Buyer                 10/01 at 101          AAA       3,550,740
                 Revenue Bonds, 1990 Series F-2, 6.300%, 4/01/25
                 (Alternative Minimum Tax)

        2,580   New Jersey Housing and Mortgage Finance Agency, Home Buyer             10/05 at 101 1/2          AAA       2,697,854
                 Revenue Bonds, 1995 Series O, 6.350%, 10/01/27
                 (Alternative Minimum Tax)

        4,415   New Jersey Housing and Mortgage Finance Agency, Home Buyer              4/07 at 101 1/2          AAA       4,604,668
                 Revenue Bonds, 1996 Series S, 6.050%, 10/01/28
                 (Alternative Minimum Tax)

       10,000   New Jersey Housing and Mortgage Finance Agency, Home Buyer             10/07 at 101 1/2          AAA      10,396,900
                 Revenue Bonds, 1997 Series U,  5.850%, 4/01/29
                 (Alternative Minimum Tax)

       10,325   New Jersey Housing and Mortgage Finance Agency, Home Buyer                 10/10 at 100          AAA      10,609,454
                 Revenue Bonds, 2000 Series CC, 5.875%, 10/01/31
                 (Alternative Minimum Tax)

          710   Puerto Rico Housing Finance Corporation, Single Family Mortgage            10/01 at 102          AAA         726,174
                 Revenue Bonds (Portfolio One), Series C, 6.750%, 10/15/13

                       Nuveen New Jersey Investment Quality Municipal Fund, Inc. (NQJ) (continued)
                              Portfolio of Investments June 30, 2001

   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/General - 9.6%

$       1,110   Township of East Brunswick, County of Middlesex, New Jersey,                4/03 at 101          Aa2   $   1,131,112
                 General Obligation Refunding Bonds, Series 1993, 5.125%, 4/01/13

                County of Essex, New Jersey, General Obligation Refunding Bonds
                of 1996, Series A-1:
        3,000    6.000%, 11/15/07                                                          No Opt. Call          Aaa       3,364,230
        1,000    5.000%, 11/15/11                                                          11/07 at 101          Aaa       1,044,130

        2,320   City of Hoboken, New Jersey, Fiscal Year Adjustment General                No Opt. Call          AAA       2,867,149
                 Obligation Bonds, Series 1991, 8.900%, 8/01/06

        5,250   Township of Howell, County of Monmouth, New Jersey, General                 1/02 at 102          AAA       5,447,190
                 Obligation Refunding Bonds, Series 1991, 6.800%, 1/01/14

        3,675   Jersey City, Hudson County, New Jersey, Fiscal Year Adjustment             No Opt. Call          AAA       4,422,238
                 Bonds, 1991 Series B, 8.400%, 5/15/06

                The Board of Education of the Township of Middleton, County of
                Monmouth, New Jersey, Refunding School Bonds:
        3,500    5.000%, 8/01/22                                                            8/10 at 100          AAA       3,506,195
        1,500    5.000%, 8/01/27                                                            8/10 at 100          AAA       1,495,380

        1,000   The Monmouth County Improvement Authority, New Jersey, Revenue              7/07 at 101          AAA       1,062,060
                 Bonds (Howell Township Board of Education Project), Series 1997,
                 5.800%, 7/15/17

        2,000   Town of Morristown, County of Morris, New Jersey, General                   8/05 at 102          AAA       2,220,420
                 Obligation Refunding Bonds, Series 1995, 6.500%, 8/01/19

        5,000   State of New Jersey, General Obligation Bonds, Various Series,          8/02 at 101 1/2          AA+       5,268,850
                 6.375%, 8/01/11

                State of New Jersey, General Obligation Bonds, Series D:
        4,000    5.750%, 2/15/06                                                           No Opt. Call          AA+       4,353,640
        5,000    6.000%, 2/15/11                                                           No Opt. Call          AA+       5,649,300

        2,000   Commonwealth of Puerto Rico, General Obligation Bonds, Public               7/11 at 100          AAA       1,985,360
                 Improvement Refunding Series of 2001, 5.125%, 7/01/30

          900   Township of West Deptford, County of Gloucester, New Jersey,                3/06 at 102          AAA         932,967
                 General Obligation Bonds, Series 1996, 5.250%, 3/01/14

------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/Limited - 7.8%

        3,320   The Atlantic County Improvement Authority, New Jersey, Egg                 11/10 at 100          Aaa       3,408,677
                 Harbor Township Guaranteed Revenue Bonds (The Egg Harbor
                 Township Golf Corporation Project), Series 2000, 5.400%, 11/01/30

        1,000   The Board of Education of the Town of Dover, County of Morris,             12/01 at 100          AAA       1,014,580
                 New Jersey, Certificates of Participation (as Lessee), 6.600%, 6/01/11

       10,000   The Essex County Improvement Authority, New Jersey, General                10/10 at 100          Aaa      10,930,400
                 Obligation Guaranteed Lease Revenue Bonds (County Correctional
                 Facility Project), Series 2000, 6.000%, 10/01/25

        2,535   The Board of Education of the Township of Mansfield, County of              3/06 at 102          AAA       2,721,931
                 Warren, New Jersey, Certificates of  Participation, 5.900%, 3/01/15

        4,000   New Jersey Economic Development Authority, Lease Revenue Bonds             11/08 at 101          Aaa       3,804,480
                 (Bergen County Administration Complex), Series 1998,
                 4.750%, 11/15/26

        2,045   New Jersey Sports and Exposition Authority, State Contract Bonds,           3/02 at 102           AA       2,126,289
                 1992 Series A, 6.500%, 3/01/19

        1,895   North Bergen Township Municipal Utility Authority, New Jersey,             No Opt. Call          AAA       2,389,045
                 Sewer Revenue Refunding Bonds, Series 1993, 7.875%, 12/15/09

        1,250   The Ocean County Utilities Authority, New Jersey, Wastewater                1/11 at 101          Aa2       1,251,513
                 Revenue Bonds, Refunding Series 2000, 5.000%, 1/01/18

        4,000   Passaic Valley Sewerage Commissioners, New Jersey, Sewer System            12/02 at 102          AAA       4,129,120
                 Bonds, Series D, 5.800%, 12/01/18

        1,180   The Raritan Township Municipal Utilities Authority, Hunterdon County,       5/02 at 102           A+       1,224,580
                 New Jersey, Revenue Bonds (Secured by a Service Contract with the Township of Raritan), Series 1992 (Bank Qualified),
                 6.450%, 5/01/12

        1,015   The South Toms River Sewerage Authority, Ocean County,                     11/02 at 102          N/R       1,057,011
                 New Jersey, Sewer Refunding Revenue Bonds, Series 1992
                 (Bank-Qualified), 7.400%, 11/01/05

        2,000   The Board of Education of the Township of West Orange, County              10/09 at 101          Aaa       2,180,340
                 of Essex, New Jersey, Certificates of Participation, 6.000%, 10/01/24

   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                Transportation - 18.9%

$       3,275   Delaware River and Bay Authority, New Jersey and Delaware,                  1/10 at 101          AAA   $   3,489,611
                 Revenue Bonds, Series 2000A, 5.750%, 1/01/29

        7,000   Delaware River Port Authority, New Jersey and Pennsylvania,                 1/06 at 102          AAA       7,217,770
                 Revenue Bonds, Series of 1995, 5.500%, 1/01/26

        3,500   Delaware River Port Authority, New Jersey and Pennsylvania,                 1/10 at 100          AAA       3,721,165
                 Revenue Bonds, Series of 1999, 5.750%, 1/01/22

        3,000   New Jersey Economic Development Authority, Economic                        11/01 at 102         BBB-       3,079,980
                 Development Bonds (American Airlines, Inc. Project),
                 7.100%, 11/01/31 (Alternative Minimum Tax)

        3,000   New Jersey Highway Authority, Senior Parkway Revenue and                    1/10 at 101          AA-       3,155,760
                 Refunding Bonds (Garden State Parkway), 1999 Series,
                 5.625%, 1/01/30

        3,065   New Jersey Highway Authority, Senior Parkway Revenue Refunding              1/02 at 102          AA-       3,168,597
                 Bonds (Garden State Parkway), 1992 Series, 6.250%, 1/01/14

                New Jersey Turnpike Authority, Turnpike Revenue Bonds, Series 1991C:
        9,000    6.500%, 1/01/08                                                           No Opt. Call          AAA      10,263,780
        2,100    6.500%, 1/01/16                                                           No Opt. Call           A-       2,426,004

                New Jersey Turnpike Authority, Turnpike Revenue Bonds, Series 2000A:
        9,275    5.500%, 1/01/25                                                            1/10 at 100          AAA       9,648,504
       10,000    5.500%, 1/01/27                                                            1/10 at 100           A-      10,346,400
        2,000    5.500%, 1/01/30                                                            1/10 at 100          AAA       2,073,500

        3,150   The Port Authority of New York and New Jersey, Consolidated Bonds,          7/04 at 101          AA-       3,265,574
                 Ninety-Fifth Series, 6.125%, 7/15/29 (Alternative Minimum Tax)

        4,300   The Port Authority of New York and New Jersey, Special Project              6/02 at 102         BBB-       4,468,087
                 Bonds (Delta Airlines, Inc. Project - LaGuardia Airport Passenger
                 Terminal), Series 1R, 6.950%, 6/01/08

        3,930   The Port Authority of New York and New Jersey, Consolidated                 7/08 at 101          AA-       3,809,310
                 Bonds, One Hundred Twenty-Second Series, 5.125%, 1/15/36
                 (Alternative Minimum Tax)

                The Port Authority of New York and New Jersey, Special Project
                Bonds (JFK International Air Terminal LLC Project), Series 6:
        4,755    5.750%, 12/01/22 (Alternative Minimum Tax) (DD, settling 7/02/01)         12/07 at 102          AAA       5,002,498
       12,130    5.750%, 12/01/25 (Alternative Minimum Tax)                                12/07 at 100          AAA      12,600,401

------------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed - 10.3%

        7,000   The Bergen County Utilities Authority, New Jersey, 1992 Water               6/02 at 102          AAA       7,388,570
                 Pollution Control System Revenue Bonds, Series A,
                 6.500%, 12/15/12 (Pre-refunded to 6/15/02)

        7,800   County of Essex, New Jersey, Fiscal Year Adjustment Bonds,                 12/01 at 101          AAA       8,002,956
                 Series 1991, 6.500%, 12/01/11 (Pre-refunded to 12/01/01)

        4,095   The Board of Education of the Township of Evesham, County                   9/01 at 102          AAA       4,205,770
                 of Burlington, New Jersey, Certificates of Participation,
                 6.875%, 9/01/11 (Pre-refunded to 9/01/01)

        5,600   New Jersey Economic Development Authority, Lease Rental                     3/02 at 102          AAA       5,872,496
                 Bonds (Liberty State Park Project), 1992 Series, 6.800%, 3/15/22
                 (Pre-refunded to 3/15/02)

        1,845   New Jersey Healthcare Facilities Financing Authority, Revenue               7/02 at 102      Baa3***       1,941,254
                 Bonds (Palisades Medical Center Obligated Group Issue),
                 Series 1992, 7.500%, 7/01/06 (Pre-refunded to 7/01/02)

                State of New Jersey, General Obligation Bonds, Various Series:
        8,200    6.750%, 9/15/07 (Pre-refunded to 9/15/01)                              9/01 at 101 1/2       AA+***       8,392,044
          850    6.800%, 9/15/10 (Pre-refunded to 9/15/01)                              9/01 at 101 1/2       AA+***         870,001

          400   New Jersey Sports and Exposition Authority, State Contract Bonds,           3/02 at 102          AAA         418,048
                 1992 Series A,  6.500%, 3/01/19 (Pre-refunded to 3/01/02)

          435   New Jersey Highway Authority, Senior Parkway Revenue Refunding              1/02 at 102       AA-***         451,365
                 Bonds (Garden State Parkway), 1992 Series, 6.250%, 1/01/14
                 (Pre-refunded to 1/01/02)

        7,500   Puerto Rico Infrastructure Financing Authority, Special Obligation         10/10 at 101          AAA       7,762,725
                 Bonds, 2000 Series A, 5.500%, 10/01/34

        2,450   University of Medicine and Dentistry of New Jersey, Revenue Bonds,         12/01 at 102       AA-***       2,537,759
                 Series E, 6.500%, 12/01/18  (Pre-refunded to 12/01/01)

                            Nuveen New Jersey Investment Quality Municipal Fund, Inc. (NQJ) (continued)
                                    Portfolio of Investments June 30, 2001

   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                Utilities - 4.9%

$       3,700   Pollution Control Financing Authority of Camden County, New Jersey,        12/01 at 102           B2   $   3,593,329
                 Solid Waste Disposal and Resource Recovery System Revenue
                 Bonds, Series 1991B, 7.500%, 12/01/09 (Alternative Minimum Tax)

        3,500   Pollution Control Financing Authority of Camden County,                    12/01 at 102           B2       3,400,635
                 New Jersey, Solid Waste Disposal and Resource Recovery
                 System Revenue Bonds, Series 1991A, 7.500%, 12/01/10
                 (Alternative Minimum Tax)

          400   New Jersey Economic Development Authority, Adjustable Fixed-                7/01 at 103           A2         417,000
                 Rate Pollution Control Revenue Bonds (Jersey Central Power
                 and Light Company Project), 1985 Series, 7.100%, 7/01/15

        5,950   Puerto Rico Electric Power Authority, Power Revenue Refunding           7/09 at 101 1/2          AAA       6,318,662
                 Bonds, Series FF, 5.250%, 7/01/13

        5,000   Puerto Rico Electric Power Authority, Power Revenue Refunding              No Opt. Call          AAA       5,832,950
                 Bonds, Series Y, 7.000%, 7/01/07

        3,000   The Union County Utilities Authority, New Jersey, Solid Waste               6/08 at 101          AAA       2,946,960
                 Facility Senior Lease Revenue Bonds (Ogden Martin Systems of
                 Union, Inc. (Lessee)), Series 1998A, 5.000%, 6/01/23 (Alternative
                 Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                Water and Sewer - 6.3%

                Cape May County Municipal Utilities Authority, New Jersey, Sewer
                Revenue Refunding Bonds, Series 1992-A:
        2,000    6.000%, 1/01/11                                                            1/03 at 102          AAA       2,116,760
        7,600    5.750%, 1/01/16                                                            1/03 at 102          AAA       7,851,408

        5,000   New Jersey Economic Development Authority, Water Facilities                No Opt. Call          N/R       5,002,450
                 Revenue Bonds (New Jersey-American Water Company, Inc.
                 Project), Series 1991, 7.400%, 11/01/01 (Alternative Minimum Tax)

        7,500   New Jersey Economic Development Authority, Water Facilities                 5/06 at 102          AAA       7,959,300
                 Revenue Bonds (New Jersey-American Water Company, Inc.
                 Project), Series 1996, 6.000%, 5/01/36 (Alternative Minimum Tax)

        6,250   New Jersey Economic Development Authority, Water Facilities                 7/08 at 102          AAA       6,256,620
                 Revenue Bonds (New Jersey-American Water Company, Inc.
                 Project), Series 1998A, 5.250%, 7/01/38 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
$     424,983   Total Investments (cost $424,191,943) - 95.6%                                                            443,150,286
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 4.4%                                                                      20,634,533
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                      $ 463,784,819
                ====================================================================================================================


                      * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                     ** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                   (DD)  Security purchased on a delayed delivery basis.

                                 See accompanying notes to financial statements.


                            Nuveen New Jersey Premium Income Municipal Fund, Inc. (NNJ)
                            Portfolio of
                                       Investments June 30, 2001

   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                Basic Materials - 0.3%

$         820   New Jersey Economic Development Authority, Economic Growth                 12/03 at 102          Aa3   $     857,400
                 Bonds (Composite Issue), 1992 Second Series T, 5.300%, 12/01/07
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                Consumer Staples - 2.5%

        6,600   The Children's Trust Fund, Commonwealth of Puerto Rico,                     7/10 at 100          Aa3       6,884,922
                 Tobacco Settlement Asset-Backed Bonds, Series 2000,
                 5.750%, 7/01/20

------------------------------------------------------------------------------------------------------------------------------------
                Education and Civic Organizations - 9.8%

                Higher Education  Student  Assistance  Authority of the State of
                New Jersey, Student Loan Revenue Bonds, 2000 Series A:
        3,180    5.700%, 6/01/08 (Alternative Minimum Tax)                                 No Opt. Call          AAA       3,434,909
        2,140    6.000%, 6/01/15 (Alternative Minimum Tax)                                  6/10 at 101          AAA       2,290,142

        3,370   New Jersey Economic Development Authority, Economic                        No Opt. Call          N/R       3,741,340
                 Development Bonds (Yeshiva Ktana of Passaic - 1992 Project),
                 8.000%, 9/15/18

        3,000   New Jersey Economic Development Authority, School Revenue                   2/08 at 101          N/R       2,920,500
                 Bonds (Gill/St. Bernard School), Series 1998, 6.000%, 2/01/25

          755   New Jersey Educational Facilities Authority, Revenue Bonds                  7/01 at 100            A         757,235
                 (Trenton State College Issue), Series 1976D, 6.750%, 7/01/08

        2,095   New Jersey Educational Facilities Authority, Refunding Revenue              7/02 at 102          AAA       2,201,321
                 Bonds (Trenton State College Issue), Series 1992E, 6.000%, 7/01/09

        1,000   New Jersey Educational Facilities Authority, Revenue Bonds                  7/04 at 102          AAA       1,051,560
                 (New Jersey Institute of Technology Issue), Series 1994A,
                 6.000%, 7/01/24

        3,330   New Jersey Educational Facilities Authority, Revenue Bonds                  7/06 at 101          AAA       3,498,964
                 (Montclair State University - Dormitory/Cafeteria Facility),
                 Series 1996-C, 5.400%, 7/01/12

        2,500   New Jersey Educational Facilities Authority, Revenue Bonds                  7/10 at 100          AAA       2,631,400
                 (Princeton University), Series 2000E, 5.500%, 7/01/17

          580   Higher Education Assistance Authority of the State of New Jersey,           7/02 at 102           A+         597,533
                 Student Loan Revenue Bonds (NJ Class Loan Program),
                 1992 Series A, 6.125%, 7/01/09 (Alternative Minimum Tax)

        3,640   Higher Education Assistance Authority of the State of New Jersey,           6/09 at 101          AAA       3,700,388
                 Student Loan Revenue Bonds, 1999 Series A, 5.250%, 6/01/18
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                Healthcare - 5.1%

          795   New Jersey Healthcare Facilities Financing Authority, Refunding             8/04 at 102          Aa2         864,014
                 Revenue Bonds (Wayne General Hospital Corp. Issue -
                 FHA-Insured Mortgage), Series B, 5.750%, 8/01/11

                New Jersey Healthcare Facilities Financing Authority, Revenue
                Bonds (Dover General Hospital and Medical Center Issue), Series
                1994:
        1,015    7.000%, 7/01/03                                                           No Opt. Call          AAA       1,090,881
          800    7.000%, 7/01/04                                                           No Opt. Call          AAA         881,504

        1,900   New Jersey Healthcare Facilities Financing Authority, Revenue               1/10 at 101           A3       1,984,607
                 Bonds (Hackensack University Medical Center Issue),
                 Series 2000, 6.000%, 1/01/34

        2,000   New Jersey Health Facilities Financing Authority, Revenue                   7/10 at 100          AAA       2,162,660
                 Bonds (The Society of the Valley Obligated Group Issue),
                 Series 2000, 5.750%, 7/01/15

        7,000   Puerto Rico Industrial, Medical, Educational, and Environmental            12/03 at 103           A2       6,935,180
                 Pollution Control Facilities Financing Authority, Adjustable Rate
                 Industrial Revenue Bonds (American Home Products Corporation),
                 1983 Series A, 5.100%, 12/01/18

                             Nuveen New Jersey Premium Income Municipal Fund, Inc. (NNJ) (continued)
                                    Portfolio of Investments June 30, 2001

   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                Housing/Multifamily - 9.4%

$         800   Housing Finance Corporation of the City of Long Branch,                    10/01 at 100          N/R   $     803,872
                 New Jersey, Section 8 Assisted Housing Revenue Bonds
                 (Washington Manor Associates Ltd. - 1980 Elderly Project),
                 10.000%, 10/01/11

        4,000   New Jersey Housing and Mortgage Finance Agency, Multifamily                11/01 at 102          AAA       4,109,160
                 Housing Revenue Refunding Bonds (Presidential Plaza at Newport
                 Project - FHA-Insured Mortgages), 1991 Series 1, 7.000%, 5/01/30

        2,875   New Jersey Housing and Mortgage Finance Agency, Multifamily                 5/05 at 102          AAA       3,018,808
                 Housing Revenue Bonds, 1995 Series A, 6.000%, 11/01/14

        7,000   New Jersey Housing and Mortgage Finance Agency, Multifamily            11/07 at 101 1/2          AAA       7,072,940
                 Housing Revenue Bonds, 1997 Series A, 5.550%, 5/01/27
                 (Alternative Minimum Tax)

                New Jersey Housing and Mortgage Finance Agency, Housing Revenue
                Bonds, 1992 Series A:
        2,365    6.700%, 5/01/05                                                            5/02 at 102           A+       2,440,018
        8,000    6.950%, 11/01/13                                                           5/02 at 102           A+       8,286,800

          135   New Jersey Housing and Mortgage Finance Agency, Housing                    11/02 at 102           A+         141,477
                 Revenue Refunding Bonds, 1992 Series One, 6.700%, 11/01/28

------------------------------------------------------------------------------------------------------------------------------------
                Housing/Single Family - 4.2%

        1,000   New Jersey Housing and Mortgage Finance Agency, Home Buyer             10/05 at 101 1/2          AAA       1,044,730
                 Revenue Bonds, 1995 Series O, 6.300%, 10/01/23
                 (Alternative Minimum Tax)

          525   New Jersey Housing and Mortgage Finance Agency, Home Buyer              4/06 at 101 1/2          AAA         547,187
                 Revenue Bonds, 1996 Series P, 5.650%, 4/01/14

        6,130   New Jersey Housing and Mortgage Finance Agency, Home Buyer              4/07 at 101 1/2          AAA       6,393,345
                 Revenue Bonds, 1996 Series S, 6.050%, 10/01/28
                 (Alternative Minimum Tax)

                New Jersey Housing and Mortgage Finance Agency, Home Buyer
                Revenue Bonds, 1997 Series U:
        1,965    5.700%, 10/01/14 (Alternative Minimum Tax)                            10/07 at 101 1/2          AAA       2,076,081
        1,500    5.850%, 4/01/29 (Alternative Minimum Tax)                             10/07 at 101 1/2          AAA       1,559,535

------------------------------------------------------------------------------------------------------------------------------------
                Long-Term Care - 1.2%

        3,255   New Jersey Economic Development Authority, Revenue Bonds                    4/03 at 103           A+       3,419,215
                 (Morris Hall/St. Lawrence, Inc. Project), Series 1993A,
                 6.150%, 4/01/13

------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/General - 8.8%

                State of New Jersey, General Obligation Bonds, Series D:
        2,760    5.750%, 2/15/06                                                           No Opt. Call          AA+       3,004,012
        4,000    5.800%, 2/15/07                                                           No Opt. Call          AA+       4,393,440
        2,500    6.000%, 2/15/11                                                           No Opt. Call          AA+       2,824,650
        1,560    6.000%, 2/15/13                                                           No Opt. Call          AA+       1,769,196

        4,000   County of Passaic, New Jersey, General Improvement Refunding               No Opt. Call          AAA       4,240,840
                 Bonds, Series 1993, 5.125%, 9/01/12

        5,000   Commonwealth of Puerto Rico, General Obligation Bonds, Public           7/05 at 101 1/2          AAA       5,206,300
                 Improvement Refunding Series of 1995, 5.750%, 7/01/24

        1,000   Commonwealth of Puerto Rico, General Obligation Bonds, Public               7/11 at 100          AAA         992,680
                 Improvement Refunding Series of 2001, 5.125%, 7/01/30

        1,800   The Township of Woodbridge in the County of Middlesex, State                7/09 at 102          Aaa       1,847,088
                 of New Jersey, Sewer Utility Bonds, Series 1999, 5.300%, 7/01/20

------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/Limited - 14.4%

        1,275   Camden County Improvement Authority, New Jersey, County                    10/05 at 102          AAA       1,335,716
                 Guaranteed Lease Revenue Bonds, Series of 1995,
                 5.625%, 10/01/15

        1,000   Hudson County Improvement Authority, State of New Jersey,               1/08 at 101 1/2          AAA       1,022,270
                 Utility System Revenue Bonds (Harrison Franchise Acquisition
                 Project), Series 1997, 5.350%, 1/01/27

        2,250   New Jersey Building Authority, State Building Revenue Bonds,                6/10 at 100           AA       2,270,880
                 Series 2000A, 5.125%, 6/15/20

        2,000   New Jersey Economic Development Authority, Lease Revenue                   11/08 at 101          Aaa       1,902,240
                 Bonds (Bergen County Administration Complex), Series 1998,
                 4.750%, 11/15/26

   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/Limited (continued)

$       1,000   New Jersey Economic Development Authority, Revenue Bonds                    8/03 at 102          AAA   $   1,035,450
                 (Public Schools Small Project Loan Program), Series 1993,
                 5.400%, 8/15/12

        1,500   New Jersey Economic Development Authority, Market Transition               No Opt. Call          AAA       1,652,370
                 Facility Senior Lien Revenue Bonds, Series 1994A, 7.000%, 7/01/04

        2,000   New Jersey Transit Corporation, Certificates of Participation               9/09 at 100          AAA       2,214,380
                 (Federal Transit Administration Grants), Series 2000A,
                 6.125%, 9/15/15

                New Jersey Transportation Trust Fund Authority, Transportation
                System Bonds, 1995 Series A:
          500    5.500%, 6/15/12                                                            6/05 at 102          AAA         528,480
        5,000    5.000%, 6/15/15                                                            6/05 at 102          AAA       5,065,450

        1,100   New Jersey Transportation Trust Fund Authority, Transportation              6/05 at 102          AAA       1,147,883
                 System Bonds, 1995 Series B, 5.500%, 6/15/15

        1,040   Passaic Valley Sewerage Commissioners, State of New Jersey,                12/02 at 102          AAA       1,081,226
                 Sewer System Bonds, Series D, 5.750%, 12/01/10

          510   The Board of Education of the Township of Piscataway, County                6/03 at 102          AAA         530,216
                 of Middlesex, New Jersey, Certificates of Participation,
                 1993 Series, 5.375%, 12/15/10

        8,160   Puerto Rico Public Building Authority, Public Education and Health      7/03 at 101 1/2            A       8,434,421
                 Facilities Refunding Bonds (Guaranteed by the Commonwealth
                 of Puerto Rico), Series M, 5.750%, 7/01/15

        7,500   Puerto Rico Municipal Finance Agency, 1999 Series A Bonds,                  8/09 at 101          AAA       7,912,200
                 5.500%, 8/01/17

        1,000   The Stony Brook Regional Sewerage Authority, Princeton,                    No Opt. Call          AA-       1,089,220
                 New Jersey, Revenue Refunding Bonds, 1993 Series B,
                 5.450%, 12/01/12

        2,250   Western Monmouth Utilities Authority, Monmouth County,                      2/05 at 102          AAA       2,365,673
                 New Jersey, Revenue Refunding Bonds, 1995 Series A,
                 5.600%, 2/01/14

------------------------------------------------------------------------------------------------------------------------------------
                Transportation - 22.5%

        5,000   Delaware River Port Authority, New Jersey, Port District Project            1/08 at 101          AAA       5,007,750
                 Bonds, Series B of 1998, 5.000%, 1/01/19

                New Jersey Turnpike Authority, Turnpike Revenue Bonds, Series 1991C:
        1,000    6.500%, 1/01/08                                                           No Opt. Call           A-       1,127,620
        2,185    6.500%, 1/01/16                                                           No Opt. Call          AAA       2,581,293
        3,505    6.500%, 1/01/16                                                           No Opt. Call          AAA       4,140,702
        8,420    6.500%, 1/01/16                                                           No Opt. Call           A-       9,727,121

        2,495   New Jersey Turnpike Authority, Turnpike Revenue Bonds,                      1/10 at 100          AAA       2,595,474
                 Series 2000A, 5.500%, 1/01/25

        3,000   The Port Authority of New York and New Jersey, Consolidated                10/04 at 101          AAA       3,229,140
                 Bonds, Ninety-Sixth Series, 6.600%, 10/01/23
                 (Alternative Minimum Tax)

                The Port Authority of New York and New Jersey, Consolidated
                Bonds, Ninety-Ninth Series:
        1,200    5.750%, 11/01/09 (Alternative Minimum Tax)                                 5/05 at 101          AAA       1,270,428
        2,500    5.750%, 11/01/14 (Alternative Minimum Tax)                                 5/05 at 101          AAA       2,608,825

        1,500   The Port Authority of New York and New Jersey, Consolidated Bonds,          7/06 at 101          AA-       1,583,880
                 One Hundred Sixth Series, 6.000%, 7/01/16
                 (Alternative Minimum Tax)

        2,500   The Port Authority of New York and New Jersey, Consolidated Bonds,          6/05 at 101          AAA       2,605,875
                 One Hundredth Series, 5.750%, 12/15/20

        2,000   The Port Authority of New York and New Jersey, Consolidated Bonds,          6/05 at 101          AA-       2,051,560
                 One Hundred Twelfth Series, 5.250%, 12/01/13
                 (Alternative Minimum Tax)

                The Port Authority of New York and New Jersey, Special Project
                Bonds (JFK International Air Terminal LLC Project), Series 6:
       10,000    5.750%, 12/01/22 (Alternative Minimum Tax)                                12/07 at 102          AAA      10,520,500
       11,000    5.750%, 12/01/25 (Alternative Minimum Tax)                                12/07 at 100          AAA      11,426,580

        1,435   South Jersey Transportation Authority, New Jersey, Transportation          11/09 at 101          AAA       1,445,217
                 System Revenue Bonds, 1999 Series, 5.125%, 11/01/22


                             Nuveen New Jersey Premium Income Municipal Fund, Inc. (NNJ) (continued)
                                    Portfolio of Investments June 30, 2001
   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed - 8.3%

$       1,000   The Essex County Utilities Authority, New Jersey, Solid Waste               4/06 at 102          AAA   $   1,099,590
                 System Revenue Bonds (Secured by a County Deficiency
                 Agreement), Series 1996A, 5.600%, 4/01/16 (Pre-refunded
                 to 4/01/06)

        2,000   New Jersey Healthcare Facilities Financing Authority, Revenue               7/04 at 102          AAA       2,200,420
                 Bonds (Monmouth Medical Center Issue), Series C,
                 6.250%, 7/01/16 (Pre-refunded to 7/01/04)

                New Jersey Educational Facilities Authority, Revenue Bonds
                (Trenton State College Issue), Series 1996A:
        4,000    5.100%, 7/01/21 (Pre-refunded to 7/01/06)                                  7/06 at 101          AAA       4,289,880
        3,750    5.125%, 7/01/24 (Pre-refunded to 7/01/06)                                  7/06 at 101          AAA       4,026,000

        2,500   New Jersey Educational Facilities Authority, Revenue Bonds                  7/06 at 101          AAA       2,783,175
                 (Rowan College of New Jersey Issue), Series 1996E,
                 6.000%, 7/01/21 (Pre-refunded to 7/01/06)

        1,115   New Jersey Turnpike Authority, Turnpike Revenue Bonds,                     No Opt. Call          AAA       1,198,937
                 1984 Series, 10.375%, 1/01/03

        3,500   Puerto Rico Electric Power Authority, Power Revenue Bonds,              7/02 at 101 1/2          AAA       3,675,525
                 Series R, 6.250%, 7/01/17 (Pre-refunded to 7/01/02)

                Sparta Township School District, New Jersey, General Obligation
                Bonds (Unlimited Tax):
        1,100    5.800%, 9/01/19 (Pre-refunded to 9/01/06)                                  9/06 at 100          AAA       1,208,592
        1,100    5.800%, 9/01/20 (Pre-refunded to 9/01/06)                                  9/06 at 100          AAA       1,208,592
        1,100    5.800%, 9/01/21 (Pre-refunded to 9/01/06)                                  9/06 at 100          AAA       1,208,592

------------------------------------------------------------------------------------------------------------------------------------
                Utilities - 3.7%

        2,310   Pollution Control Financing Authority of Camden County,                    No Opt. Call           B2       2,297,203
                 New Jersey, Solid Waste Disposal and Resource Recovery
                 System Revenue Bonds, Series 1991C, 7.125%, 12/01/01
                 (Alternative Minimum Tax)

        5,890   Pollution Control Financing Authority of Camden County,                    12/01 at 102           B2       5,840,877
                 New Jersey, Solid Waste Disposal and Resource Recovery
                 System Revenue Bonds, Series 1991D, 7.250%, 12/01/10

        2,000   Puerto Rico Electric Power Authority, Power Revenue Refunding           7/09 at 101 1/2          AAA       2,123,920
                 Bonds, Series FF, 5.250%, 7/01/13

------------------------------------------------------------------------------------------------------------------------------------
                Water-and-Sewer - 8.5%

        5,250   Cape May County Municipal Utilities Authority, New Jersey,                  1/03 at 102          AAA       5,423,670
                 Sewer Revenue Refunding Bonds, Series 1992-A, 5.750%, 1/01/16

        1,000   The Jersey City Sewerage Authority, Hudson County, New Jersey,             No Opt. Call          AAA       1,154,040
                 Sewer Revenue Refunding Bonds, Series 1993, 6.250%, 1/01/14

        1,485   New Jersey Economic Development Authority, Water Facilities                 8/01 at 102           A+       1,516,423
                 Refunding Bonds (Elizabethtown Water Company Project),
                 1991 Series B, 6.700%, 8/01/21 (Alternative Minimum Tax)

        3,100   New Jersey Economic Development Authority, Water Facilities                 3/04 at 102          AAA       3,225,054
                 Revenue Refunding Bonds (Hackensack Water Company
                 Project), 1994 Series B, 5.900%, 3/01/24 (Alternative
                 Minimum Tax)

        3,250   New Jersey Economic Development Authority, Water Facilities                 7/08 at 102          AAA       3,253,445
                 Revenue Bonds (New Jersey-American Water Company, Inc.
                 Project), Series 1998A, 5.250%, 7/01/38 (Alternative Minimum Tax)

        7,000   The North Hudson Sewerage Authority, New Jersey, Sewer Revenue              8/06 at 101          AAA       7,036,820
                 Bonds, Series 1996, 5.125%, 8/01/22

        1,500   The Wanaque Valley Regional Sewerage Authority, Passaic                    No Opt. Call          AAA       1,649,534
                 County, New Jersey, Sewer Revenue Refunding Bonds (Insured),
                 1993 Series B, 5.750%, 9/01/18
------------------------------------------------------------------------------------------------------------------------------------
$     258,465   Total Investments (cost $256,756,642) - 98.7%                                                            271,608,163
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.3%                                                                       3,442,746
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                      $ 275,050,909
                ====================================================================================================================

                     * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

                   N/R   Investment is not rated.

                                 See accompanying notes to financial statements.


                             Nuveen New Jersey Dividend Advantage Municipal Fund (NXJ)
                            Portfolio of
                                       Investments June 30, 2001
   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                Consumer Staples - 4.2%

$       5,715   The Children's Trust Fund, Commonwealth of Puerto Rico, Tobacco             7/10 at 100          Aa3   $   6,000,636
                 Settlement Asset-Backed Bonds, Series 2000, 6.000%, 7/01/26

------------------------------------------------------------------------------------------------------------------------------------
                Education and Civic Organizations - 10.5%

        2,000   New Jersey Educational Facilities Authority, Revenue Bonds                  7/11 at 101          AAA       1,977,000
                  (Rowan University), Series 2001C, 5.000%, 7/01/31

          200   New Jersey Educational Facilities Authority, Revenue Bonds                  7/11 at 100          AAA         207,004
                 (Seton Hall University Project), Series 2001A Refunding,
                 5.250%, 7/01/16

                New Jersey Educational Facilities Authority, Revenue Bonds
                (Seton Hall University Project), Series 2001G Refunding:
        3,820    4.875%, 7/01/21                                                            7/11 at 100          Aaa       3,752,921
        1,600    5.000%, 7/01/26                                                            7/11 at 100          Aaa       1,589,824

        1,565   New Jersey Educational Facilities Authority, Revenue Bonds                  7/10 at 100          AAA       1,618,899
                 (Princeton University), Series 2000E, 5.250%, 7/01/16

                Puerto Rico Industrial,  Educational, Medical, and Environmental
                Control Facilities Financing Authority, Higher Education Revenue
                Bonds (University of the Sacred Heart Project), Series 2001:
        2,000    5.250%, 9/01/21                                                            9/11 at 100          BBB       1,966,860
        2,000    5.250%, 9/01/31                                                            9/11 at 100          BBB       1,939,500

        1,905   University of Puerto Rico, University System Revenue Bonds,             6/05 at 101 1/2          AAA       1,923,726
                 Series M, 5.250%, 6/01/25

------------------------------------------------------------------------------------------------------------------------------------
                Healthcare - 18.9%

          500   New Jersey Healthcare Facilities Financing Authority, Revenue               7/10 at 101         BBB-         507,470
                 Bonds (Trinitas Hospital Obligated Group Issue), Series 2000,
                 7.500%, 7/01/30

                New Jersey Health Facilities Financing Authority, Revenue Bonds
                (Robert Wood Johnson University Hospital), Series 2000:
        3,000    5.750%, 7/01/25                                                            7/10 at 100           A+       3,133,890
       14,735    5.750%, 7/01/31                                                            7/10 at 100           A+      15,306,423

        6,000   New Jersey Healthcare Facilities Financing Authority, Revenue               1/09 at 101          AAA       5,418,360
                 Bonds (Virtua Health System), Series 1998, 4.500%, 7/01/28

        2,500   New Jersey Healthcare Facilities Financing Authority, Revenue               7/09 at 101           A2       2,522,075
                 Bonds (Burdette Tomlin Memorial Hospital), Series 1999 Refunding,
                 5.500%, 7/01/29

------------------------------------------------------------------------------------------------------------------------------------
                Industrial/Other - 0.4%

          500   New Jersey Economic Development Authority, District Heating                12/03 at 102         BBB-         505,725
                 and Cooling Revenue Bonds (Trigen-Trenton Project), 1993 Series B,
                 6.100%, 12/01/04 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                Long-Term Care - 1.0%

                New Jersey Economic Development Authority, Economic Development
                Revenue Bonds (Masonic Charity Foundation Project), Series 2001:
        1,000    6.000%, 6/01/25                                                            6/11 at 102           A+       1,079,150
          335    5.500%, 6/01/31                                                            6/11 at 102           A+         340,407

------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/General - 14.3%

                Board of Education of the Township of Hamilton, County of
                Mercer, New Jersey, General Obligation Bonds, Series 2001:
        1,850    4.750%, 8/15/18                                                            8/10 at 100          AAA       1,813,148
        1,630    4.750%, 8/15/19                                                            8/10 at 100          AAA       1,588,712

                Commonwealth of Puerto Rico, General Obligation Bonds, Public
                Improvement Refunding Series of 2001:
        3,500    5.250%, 7/01/27                                                            7/11 at 100          AAA       3,544,275
       13,500    5.125%, 7/01/30                                                            7/11 at 100          AAA      13,401,180
------------------------------------------------------------------------------------------------------------------------------------

                             Nuveen New Jersey Dividend Advantage Municipal Fund (NXJ) (continued)
                                    Portfolio of Investments June 30, 2001

   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                Tax Obligation/Limited - 7.9%

                New Jersey Economic Development Authority, School Facilities
                Construction Bonds, 2001 Series A:
$       2,000    5.250%, 6/15/19                                                            6/11 at 100          AAA   $   2,045,900
        2,400    5.000%, 6/15/21                                                            6/11 at 100          AAA       2,402,736

        3,110   New Jersey Transportation Trust Fund Authority, Transportation              6/09 at 100           AA       3,127,167
                  System Bonds, 1998 Series A, 5.000%, 6/15/17

        2,350   Puerto Rico Highway and Transportation Authority, Transportation            7/18 at 100          AAA       2,171,635
                 Revenue Bonds, Series A, 4.750%, 7/01/38

        1,500   Virgin Islands Public Finance Authority, Revenue and Refunding             10/08 at 101           AA       1,519,950
                 Bonds (Virgin Islands Matching Fund Loan Notes), Series 1998A
                 (Senior Lien/Refunding), 5.500%, 10/01/18

------------------------------------------------------------------------------------------------------------------------------------
                Transportation - 18.4%

       10,000   New Jersey Economic Development Authority, Special Facilities              11/10 at 101           BB      10,281,000
                 Revenue Bonds (Continental Airlines, Inc. Project), Series 2000,
                 7.000%, 11/15/30 (Alternative Minimum Tax)

        3,000   The Port Authority of New York and New Jersey, Consolidated                 1/07 at 101          AAA       3,059,520
                 Bonds, One Hundred Ninth Series, 5.375%, 1/15/32

        3,500   The Port Authority of New York and New Jersey, Consolidated                10/07 at 101          AAA       3,551,135
                 Bonds, One Hundred Twentieth Series, 5.500%, 10/15/35
                 (Alternative Minimum Tax)

        5,000   The Port Authority of New York and New Jersey, Special                     12/07 at 102          AAA       5,260,250
                 Project Bonds (JFK International Air Terminal LLC Project),
                 Series 6, 5.750%, 12/01/22 (Alternative Minimum Tax)

        4,000   South Jersey Transportation Authority, New Jersey, Transportation          11/09 at 101          AAA       4,028,480
                 System Revenue Bonds, 1999 Series, 5.125%, 11/01/22

------------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed - 2.9%

        4,000   Puerto Rico Infrastructure Financing Authority, Special Obligation         10/10 at 101          AAA       4,133,960
                  Bonds, 2000 Series A, 5.500%, 10/01/40

------------------------------------------------------------------------------------------------------------------------------------
                Utilities - 3.4%

        5,000   City of Philadelphia, Pennsylvania, Gas Works Revenue Bonds                 8/11 at 100          AAA       4,807,150
                 (1998 General Ordinance), Third Series, 5.125%, 8/01/31

------------------------------------------------------------------------------------------------------------------------------------
                Water and Sewer - 17.2%

        4,635   New Jersey Economic Development Authority, Water Facilities                 5/08 at 102          AAA       4,698,778
                 Revenue Bonds (New Jersey-American Water Company, Inc.
                 Project), Series 1997B, 5.375%, 5/01/32

        5,000   New Jersey Economic Development Authority, Water Facilities                 7/08 at 102          AAA       5,005,300
                 Revenue Bonds (New Jersey-American Water Company, Inc.
                 Project), Series 1998A, 5.250%, 7/01/38 (Alternative Minimum Tax)

        7,000   New Jersey Economic Development Authority, Water Facilities                 2/08 at 102          AAA       7,070,210
                 Revenue Bonds (Middlesex Water Company Project), Series 1998,
                 5.350%, 2/01/38 (Alternative Minimum Tax)

        2,775   New Jersey Environmental Infrastructure Trust, Environmental                9/08 at 101          AAA       2,605,503
                 Infrastructure Bonds, Series 1998A, 4.500%, 9/01/18

       15,840   The North Hudson Sewerage Authority, New Jersey, Sewer                     No Opt. Call          Aaa       5,047,574
                  Revenue Bonds, Series 2001A Refunding, 0.000%, 8/01/23
------------------------------------------------------------------------------------------------------------------------------------
$     150,965   Total Investments (cost $139,546,079) - 99.1%                                                            140,953,433
=============-----------------------------------------------------------------------------------------------------------------------
                Short-Term Investments - 4.2%

        2,000   The Port Authority of New York and New Jersey, Versatile                                      VMIG-1       2,000,000
                 Structure Obligations, Series 5, Variable Rate Demand Bonds,
                 3.100%, 8/1/24+

        4,000   City of Valdez, Alaska, Marine Terminal Revenue Refunding                                     VMIG-1       4,000,000
                 Bonds, (Exxon Pipeline Company Project), 1993 Series B,
                 Variable Rate Demand Bonds, 3.250%, 12/01/33+
------------------------------------------------------------------------------------------------------------------------------------
$       6,000   Total Short-Term Investments (cost $6,000,000)                                                             6,000,000
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - (3.3)%                                                                   (4,766,930)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                      $ 142,186,503
                ====================================================================================================================

                     * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

                    + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.


                            Nuveen Pennsylvania Investment Quality Municipal Fund (NQP)
                            Portfolio of
                                       Investments June 30, 2001

   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                Consumer Staples - 3.5%

$      13,300   Pennsylvania Economic Development Financing Authority,                     No Opt. Call           AA   $  13,028,414
                 Solid Waste Disposal Revenue Bonds (Procter & Gamble Paper
                 Project), Series 2001, 5.375%, 3/01/31 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                Education and Civic Organizations - 9.6%

        2,000   Allegheny County Higher Education Building Authority                        9/08 at 102          BBB       1,854,560
                 (Commonwealth of Pennsylvania), College Revenue Bonds
                 (Chatham College), Series A of 1998, 5.250%, 9/01/18

        3,000   Delaware County Authority (Commonwealth of Pennsylvania),                  11/10 at 101           AA       3,146,790
                 Haverford College Revenue Bonds, Series of 2000,
                 5.750%, 11/15/29

        1,030   Delaware County Authority (Commonwealth of Pennsylvania),                   8/01 at 100          AAA       1,033,286
                 University Revenue Bonds (Villanova University), Series of 1991,
                 6.900%, 8/01/16

        1,000   The General Municipal Authority of the Borough of Harveys Lake,            11/09 at 100            A       1,021,930
                 Pennsylvania, College Revenue Bonds (College Misericordia
                 Project), Series of 1999, 6.000%, 5/01/19

        1,450   Indiana County Industrial Development Authority, Pennsylvania,             11/06 at 100          AAA       1,491,949
                 Revenue Bonds (The Student Cooperative Association, Inc./
                 Indiana University of Pennsylvania Student Union Project),
                 Series 1999A, 5.875%, 11/01/29

                Indiana County Industrial Development  Authority,  Pennsylvania,
                Revenue Bonds (The Student Cooperative Association, Inc./Indiana
                University of Pennsylvania Student Union Project), Series 1999B:
          815    0.000%, 11/01/15                                                          No Opt. Call          AAA         388,739
          815    0.000%, 11/01/16                                                          No Opt. Call          AAA         365,332
          815    0.000%, 11/01/17                                                          No Opt. Call          AAA         343,963
          815    0.000%, 11/01/18                                                          No Opt. Call          AAA         323,531
          815    0.000%, 11/01/19                                                          No Opt. Call          AAA         304,565

        2,750   Northeastern Pennsylvania Hospital and Education Authority,                10/08 at 100          AAA       2,495,130
                 Luzerne County, Pennsylvania, School Revenue Bonds (Wyoming
                 Seminary Project), Series of 1998, 4.750%, 10/01/28

        4,000   Pennsylvania Higher Education Assistance Agency, Fixed-Rate                 9/01 at 102          AAA       4,127,360
                 Student Loan Revenue Bonds, 1991 Series C, 7.150%, 9/01/21
                 (Alternative Minimum Tax)

        3,000   Pennsylvania Higher Education Assistance Agency, Student Loan               9/02 at 102          AAA       3,085,230
                 Revenue Bonds, 1992 Series C, 6.400%, 3/01/22 (Alternative
                 Minimum Tax)

        3,825   The Pennsylvania State University, Refunding Bonds, Series 1992,            3/02 at 102          Aa2       3,982,437
                 6.250%, 3/01/11

        2,900   Scranton-Lackawanna Health and Welfare Authority, City of                   3/02 at 102           A-       3,011,302
                 Scranton, Lackawanna County, Pennsylvania, University Revenue
                 Bonds (University of Scranton Project), 1992 Series A,
                 6.500%, 3/01/13

        8,445   Swarthmore Borough Authority, Pennsylvania, Swarthmore College              9/08 at 100          Aaa       8,067,424
                 Revenue Bonds, Series of 1998, 5.000%, 9/15/28

          340   The General Municipal Authority of the City of Wilkes-Barre,               12/02 at 102          N/R         357,367
                 Pennsylvania, College Misericordia Revenue Bonds, Refunding
                 Series B of 1992, 7.750%, 12/01/12

------------------------------------------------------------------------------------------------------------------------------------
                Healthcare - 5.2%

        9,500   Pennsylvania Higher Educational Facilities Authority, UPMC                  1/11 at 101           A+       9,644,210
                 Health System Revenue Bonds, Series 2001A, 6.000%, 1/15/31

        3,520   The Hospitals and Higher Education Facilities Authority of                 12/01 at 102          AAA       3,648,973
                 Philadelphia, Pennsylvania, Hospital Revenue Refunding Bonds
                 (Magee Rehabilitation Hospital Project), Series of 1991,
                 7.000%, 12/01/10

        5,500   Healthcare Facilities Authority of Sayre, Pennsylvania, Variable           12/01 at 103          AAA       5,752,945
                 Rate Hospital Revenue Bonds (VHA of Pennsylvania, Inc. -
                 Capital Asset Financing Program), Series of 1985E (Guthrie
                 Healthcare System Conversion), 7.200%, 12/01/20

                             Nuveen Pennsylvania Investment Quality Municipal Fund (NQP) (continued)
                                    Portfolio of Investments June 30, 2001

   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                Housing/Multifamily - 0.3%

$         990   Urban Redevelopment Authority of Pittsburgh, Pennsylvania,                  2/02 at 102            A   $   1,015,344
                 Redevelopment Mortgage Revenue Bonds, 1992 Series C,
                 7.125%, 8/01/13 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                Housing/Single Family - 9.9%

        8,750   Allegheny County Residential Finance Authority, Pennsylvania,              No Opt. Call          Aaa       1,453,200
                 Single Family Mortgage Revenue Bonds, 1994 Series Z,
                 0.000%, 5/01/27 (Alternative Minimum Tax)

           50   Redevelopment Authority of the City of Altoona, Pennsylvania,              12/01 at 102           A3          51,220
                 Home Improvement Loan Revenue Bonds (Cities of Altoona
                 and Meadville Program), Series of 1991 (FHA Title 1 Insured
                 Loans), 7.150%, 12/01/09 (Alternative Minimum Tax)

        1,385   Redevelopment Authority of the County of Berks, Pennsylvania,              No Opt. Call           A+       1,469,776
                 Senior Single Family Mortgage Revenue Bonds, 1986 Series A,
                 8.000%, 12/01/17 (Alternative Minimum Tax)

        3,015   Pennsylvania Housing Finance Agency, Single Family Mortgage                 4/02 at 102          AA+       3,167,348
                 Revenue Bonds, Series 1992-33, 6.900%, 4/01/17

        1,000   Pennsylvania Housing Finance Agency, Single Family Mortgage                 4/02 at 102          AA+       1,027,930
                 Revenue Bonds, Series 1992-34B, 7.000%, 4/01/24
                 (Alternative Minimum Tax)

        2,000   Pennsylvania Housing Finance Agency, Single Family Mortgage                10/05 at 102          AA+       2,105,880
                 Revenue Bonds, Series 1995-46, 6.200%, 10/01/14
                 (Alternative Minimum Tax)

        1,000   Pennsylvania Housing Finance Agency, Single Family Mortgage                 4/06 at 102          AA+       1,032,070
                 Revenue Bonds, Series 1996-48, 6.150%, 4/01/25
                 (Alternative Minimum Tax)

        5,725   Pennsylvania Housing Finance Agency, Single Family Mortgage                 4/06 at 102          AA+       5,996,308
                 Revenue Bonds, Series 1996-49, 6.450%, 4/01/25
                 (Alternative Minimum Tax)

        4,000   Pennsylvania Housing Finance Agency, Single Family Mortgage                 4/06 at 102          AA+       4,187,440
                 Revenue Bonds, Series 1996-50B, 6.350%, 10/01/27
                 (Alternative Minimum Tax)

        5,000   Pennsylvania Housing Finance Agency, Single Family Mortgage                 4/06 at 102          AA+       5,194,400
                 Revenue Bonds, Series 1996-52B, 6.250%, 10/01/24
                 (Alternative Minimum Tax)

        5,000   Pennsylvania Housing Finance Agency, Single Family Mortgage            10/07 at 101 1/2          AA+       5,094,850
                 Revenue Bonds, Series 1997-59A, 5.750%, 10/01/23
                 (Alternative Minimum Tax)

        1,475   Urban Redevelopment Authority of Pittsburgh, Pennsylvania,                  4/06 at 102          AAA       1,521,817
                 Mortgage Revenue Bonds, 1996 Series C, 6.550%, 4/01/28
                 (Alternative Minimum Tax)

        1,095   Urban Redevelopment Authority of Pittsburgh, Pennsylvania,                  4/07 at 102          AAA       1,144,067
                 Mortgage Revenue Bonds, 1997 Series A, 6.250%, 10/01/28
                 (Alternative Minimum Tax)

        2,865   Urban Redevelopment Authority of Pittsburgh, Pennsylvania,                 10/01 at 102          AAA       2,923,589
                 Mortgage Revenue Bonds, 1991 Series G, 7.050%, 4/01/23
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                Long-Term Care - 1.3%

        3,225   Montgomery County Higher Education and Health Authority,                    1/06 at 101          BBB       2,965,710
                 Pennsylvania, Mortgage Revenue Bonds (Waverly Heights Project),
                 Series 1996, 6.375%, 1/01/26

        1,500   Philadelphia Authority for Industrial Development, Pennsylvania,            7/11 at 101          AAA       1,478,430
                 Revenue Bonds (The Philadelphia Corporation for the Aging
                 Project), Series 2001B, 5.250%, 7/01/26

          485   The Hospitals and Higher Education Facilities Authority of                  8/02 at 102           A+         508,450
                 Philadelphia, Pennsylvania, Hospital Revenue Bonds (Children's
                 Seashore House), Series 1992A, 7.000%, 8/15/03

------------------------------------------------------------------------------------------------------------------------------------
                Tax-Obligation/General - 15.1%

        3,550   County of Alleghney, Pennsylvania, General Obligation Bonds,                5/11 at 100          AAA       3,553,799
                 Series 52, 5.250%, 11/01/23

        3,120   County of Allegheny, Pennsylvania, General Obligation Refunding             5/11 at 100          AAA       3,142,433
                 Bonds, Series C-53, 5.250%, 11/01/20

        2,000   Canon-McMillan School District, Washington County, Pennsylvania,           No Opt. Call          AAA         517,840
                 General Obligation Bonds, 0.000%, 12/01/25

   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                Tax Obligation/General (continued)

                Redevelopment Authority of the City of Harrisburg, Dauphin
                County, Pennsylvania, Guaranteed Revenue Bonds, Series B of
                1998:
$       2,750    0.000%, 5/01/24                                                        5/16 at 68 1/32          AAA   $     745,113
        2,750    0.000%, 11/01/24                                                       5/16 at 66 5/16          AAA         724,130
        5,160    0.000%, 5/01/25                                                        5/16 at 64 9/16          AAA       1,314,304

                Mckeesport Area School District, Allegheny County, Pennsylvania,
                General Obligation Bonds, Series of 1999C:
        3,430    0.000%, 10/01/23                                                          No Opt. Call          AAA       1,007,734
        3,380    0.000%, 10/01/24                                                          No Opt. Call          AAA         937,747
        3,420    0.000%, 10/01/25                                                          No Opt. Call          AAA         893,714
        2,340    0.000%, 10/01/26                                                          No Opt. Call          AAA         577,161
        2,340    0.000%, 10/01/27                                                          No Opt. Call          AAA         544,518
        2,340    0.000%, 10/01/29                                                          No Opt. Call          AAA         484,731

        7,500   County of Montgomery, Pennsylvania, General Obligation Bonds,               7/09 at 100          Aaa       7,324,350
                 Series 1999, 5.000%, 7/15/24

        6,000   Commonwealth of Pennsylvania, General Obligation Bonds,                 3/02 at 101 1/2           AA       6,234,420
                 First Series of 1992, 6.375%, 9/15/11

        4,000   City of Philadelphia, Pennsylvania, General Obligation Bonds,               3/11 at 100          AAA       3,793,400
                  Series 2000, 5.000%, 9/15/31

       15,000   The School District of Philadelphia, Pennsylvania, General Obligation       9/05 at 101          AAA      15,190,350
                 Bonds, Series B of 1995, 5.500%, 9/01/25

        6,100   Plum Borough School District, Allegheny County, Pennsylvania,               9/11 at 100          AAA       6,067,914
                 General Obligation Bonds, Series 2001, 5.250%, 9/15/30

        2,000   Sto-Rox School District, Allegheny County, Pennsylvania, General           12/10 at 100          AAA       2,236,920
                 Obligation Bonds, Series 2000, 5.800%, 6/15/30

------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/Limited - 7.7%

        5,500   Port Authority of Allegheny County, Pennsylvania, Special                   3/11 at 101          AAA       5,249,970
                 Transportation Revenue Bonds, Series 2001, 5.000%, 3/01/29

        4,390   Fairview Township Authority, York County, Pennsylvania, Guaranteed         11/01 at 100          AAA       4,434,602
                 Sewer Revenue Bonds, Series of 1991, 6.700%, 11/01/21

        9,225   Pennsylvania Intergovernmental Cooperation Authority, Special               6/09 at 100          AAA       8,497,886
                 Tax Revenue Refunding Bonds (City of Philadelphia Funding
                 Program), Series of 1999, 4.750%, 6/15/23

        3,500   Pennsylvania Turnpike Commission, Oil Franchise Tax Senior                 12/08 at 100          AAA       3,184,370
                 Revenue Bonds, Series A of 1998, 4.750%, 12/01/27

        5,000   Public Auditorium Authority of Pittsburgh and Allegheny County,             8/09 at 101          AAA       4,773,150
                 Pennsylvania, Regional Asset District Sales Tax Revenue Bonds,
                 Series of 1999, 5.000%, 2/01/29

        1,090   Urban Redevelopment Authority of Pittsburgh, Pennsylvania, Tax             11/09 at 100           A2       1,132,434
                 Increment Bonds (Center Triangle Tax Increment Financing
                 District - PNC Bank Corp. Project), Series A of 1999,
                 6.100%, 5/01/19

        1,200   Southeastern Pennsylvania Transportation Authority, Special                 3/09 at 101          AAA       1,086,300
                 Revenue Bonds, Series A of 1999, 4.750%, 3/01/29

------------------------------------------------------------------------------------------------------------------------------------
                Transportation - 8.7%

        2,500   County of Allegheny, Pennsylvania, Airport Revenue Bonds                    1/02 at 102          AAA       2,588,900
                 (Greater Pittsburgh International Airport), Series 1992B,
                 6.625%, 1/01/22 (Alternative Minimum Tax)

        2,000   Lehigh-Northampton Airport Authority, Pennsylvania, Airport                 5/10 at 100          Aaa       2,105,940
                 Revenue Bonds (Lehigh Valley Airport System), Series 2000A,
                 6.000%, 5/15/30 (Alternative Minimum Tax)

        5,000   Pennsylvania Economic Development Financing Authority, Exempt               5/11 at 101           A3       5,052,450
                 Facilities Revenue Bonds (Amtrak Project), Series 2001A,
                 6.375%, 11/01/41 (Alternative Minimum Tax)

        1,650   Pennsylvania Turnpike Commission, Pennsylvania Turnpike Revenue            12/01 at 102          AA-       1,703,873
                 Bonds, Series N of 1991, 6.500%, 12/01/13

          735   Pennsylvania Turnpike Commission, Pennsylvania Turnpike Revenue            12/02 at 102          AAA         747,436
                 Bonds, Series O of 1992, 5.500%, 12/01/17

        5,000   Pennsylvania Turnpike Commission, Pennsylvania Turnpike Revenue            12/11 at 101          AAA       4,795,450
                 Bonds, Series R of 2001, 5.000%, 12/01/30


                             Nuveen Pennsylvania Investment Quality Municipal Fund (NQP) (continued)
                                    Portfolio of Investments June 30, 2001
   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                Transportation (continued)

                Philadelphia Authority for Industrial Development, Pennsylvania,
                Airport Revenue Bonds (Philadelphia Airport System Project),
                Series 1998A:
$       7,315    5.000%, 7/01/23 (Alternative Minimum Tax)                                  7/08 at 101          AAA   $   6,963,441
        5,085    5.125%, 7/01/28 (Alternative Minimum Tax)                                  7/08 at 101          AAA       4,875,600

        3,250   The Philadelphia Parking Authority, Pennsylvania, Airport Parking           9/09 at 101          AAA       3,209,700
                  Revenue Bonds, Series of 1999, 5.250%, 9/01/29

------------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed - 23.8%

        6,300   Allegheny County Hospital Development Authority, Pennsylvania,             10/01 at 100      BBB+***       6,367,977
                 Hospital Revenue Bonds (St. Margaret Memorial Hospital),
                 Series 1991A, 7.125%, 10/01/21 (Pre-refunded to 10/01/01)

        1,355   Bensalem Township School District, Bucks County, Pennsylvania,              7/06 at 100          AAA       1,486,936
                 General Obligation Bonds, Series of 1996, 5.850%, 7/15/12
                 (Pre-refunded to 7/15/06)

        2,000   Hampton Township School District, Allegheny County,                        11/04 at 100          AAA       2,214,360
                 Pennsylvania, General Obligation Bonds, Series of 1995,
                 6.750%, 11/15/21 (Pre-refunded to 11/15/04)

        3,400   Lehigh County General Purpose Authority, Pennsylvania, College              6/02 at 100          AAA       3,530,118
                 Revenue Bonds (Allentown College of St. Francis de Sales
                 Project), Series of 1992, 6.750%, 12/15/12 (Pre-refunded to 6/15/02)

        3,130   McKean County Solid Waste Authority, Pennsylvania,                          1/02 at 100          AAA       3,192,381
                 Guaranteed Solid Waste Revenue Bonds, Series of 1992,
                 6.650%, 1/01/12 (Pre-refunded to 1/01/02)

        4,500   Pennsylvania Turnpike Commission, Pennsylvania Turnpike Revenue            12/01 at 102          AAA       4,674,195
                 Bonds, Series I of 1986, 7.200%, 12/01/17 (Pre-refunded to 12/01/01)

        1,250   Philadelphia Authority for Industrial Development, Pennsylvania,            5/02 at 102       N/R***       1,313,750
                 Revenue Bonds (National Board of Medical Examiners Project),
                 Series of 1992, 6.750%, 5/01/12 (Pre-refunded to 5/01/02)

        8,440   The Hospitals and Higher Education Facilities Authority of                  8/01 at 102        Aa***       8,650,662
                 Philadelphia, Pennsylvania, Refunding Revenue Bonds (St. Agnes
                 Medical Center Project - FHA-Insured Mortgage), Series of 1991,
                 7.250%, 8/15/31 (Pre-refunded to 8/15/01)

        8,800   The Hospitals and Higher Education Facilities Authority of                 12/01 at 102       N/R***       9,135,456
                 Philadelphia, Pennsylvania, Hospital Revenue Bonds (Presbyterian
                 Medical Center of Philadelphia), Series of 1991, 7.250%, 12/01/21
                 (Pre-refunded to 12/01/01)

        6,110   The Hospitals and Higher Education Facilities Authority of                  2/02 at 102          Aaa       6,374,441
                 Philadelphia, Pennsylvania, Hospital Revenue Bonds (The
                 Children's Hospital of Philadelphia Project), Series A of 1992,
                 6.500%, 2/15/21 (Pre-refunded to 2/15/02)

        1,850   The School District of Philadelphia, Pennsylvania, General Obligation   5/02 at 100 3/4          AAA       1,924,481
                 Bonds, Series A of 1992, 6.500%, 5/15/05 (Pre-refunded to 5/15/02)

                The Philadelphia Municipal Authority, Philadelphia,
                Pennsylvania, Justice Lease Revenue Bonds, 1991 Series B:
        1,500    7.100%, 11/15/11 (Pre-refunded to 11/15/01)                               11/01 at 102          AAA       1,554,465
        9,900    7.125%, 11/15/18 (Pre-refunded to 11/15/01)                               11/01 at 102          AAA      10,260,261

        3,000   The Pittsburgh Water and Sewer Authority, Pennsylvania,                    No Opt. Call          AAA       3,278,730
                 Water and Sewer System Revenue Refunding Bonds,
                 Series of 1986, 7.625%, 9/01/04

        2,500   St. Mary Hospital Authority, Pennsylvania, Hospital Revenue Bonds           7/02 at 102          AAA       2,641,900
                 (Franciscan Health System/St. Mary Hospital of Langhorne, Inc.),
                 Series 1992A, 6.500%, 7/01/12 (Pre-refunded to 7/01/02)

        8,475   Somerset County General Authority, Commonwealth of Pennsylvania,           10/01 at 100          AAA       8,582,124
                 Commonwealth Lease Revenue Bonds, Series of 1991,
                 7.000%, 10/15/13 (Pre-refunded to 10/15/01)

        3,000   Warrington Township Municipal Authority, Bucks County,                     11/15 at 100          AAA       3,667,470
                 Pennsylvania, Water and Sewer Revenue  Bonds, Series of 1991,
                 7.100%, 12/01/21 (Pre-refunded to 11/15/15)

        5,450   The Municipal Authority of the Borough of West View,                       No Opt. Call          AAA       7,470,914
                 Allegheny County, Pennsylvania, Special Obligation Bonds,
                 Series of 1985A, 9.500%, 11/15/14

          645   The General Municipal Authority of the City of Wilkes-Barre,               12/02 at 102       N/R***         698,503
                 Pennsylvania, College Misericordia Revenue Bonds, Refunding
                 Series A of 1992, 7.750%, 12/01/12 (Pre-refunded to 12/01/02)

   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                Utilities - 2.8%

$         325   Greater Lebanon Refuse Authority, Lebanon County, Pennsylvania,            11/02 at 100           A-   $     337,080
                 Solid Waste Revenue Bonds, Series of 1992, 7.000%, 11/15/04

        4,000   Lehigh County Industrial Development Authority, Pollution Control           8/05 at 102          AAA       4,231,520
                 Revenue Refunding Bonds (Pennsylvania Power and Light
                 Company Project), 1995 Series A, 6.150%, 8/01/29

        5,500   Montgomery County Industrial Development Authority, Pennsylvania,           1/03 at 100          AA-       5,763,780
                 Resource Recovery Revenue Bonds (Montgomery County Project),
                 Series 1989, 7.500%, 1/01/12

------------------------------------------------------------------------------------------------------------------------------------
                Water and Sewer - 5.7%

        3,000   Luzerne County Industrial Development Authority, Exempt Facilities         10/02 at 102           A3       3,132,990
                 Revenue Refunding Bonds (Pennsylvania Gas and Water
                 Company Project), 1992 Series A, 7.200%, 10/01/17
                 (Alternative Minimum Tax)

        3,550   Luzerne County Industrial Development Authority, Exempt Facilities         12/02 at 102           A3       3,706,058
                 Revenue Bonds (Pennsylvania Gas and Water Company Project),
                 1992 Series B, 7.125%, 12/01/22 (Alternative Minimum Tax)

        5,000   Luzerne County Industrial Development Authority, Exempt Facilities         12/04 at 102          AAA       5,563,300
                 Revenue Refunding Bonds (Pennsylvania Gas and Water Company
                 Project), 1994 Series A, 7.000%, 12/01/17 (Alternative Minimum Tax)

       20,000   The Pittsburgh Water and Sewer Authority, Pennsylvania, Water              No Opt. Call          AAA       4,907,600
                 and Sewer System First Lien Revenue Bonds, Series B of 1998,
                 0.000%, 9/01/26

       12,625   Municipal Authority of Westmoreland County, Pennsylvania,                  No Opt. Call          AAA       3,703,414
                 Municipal Service Revenue Bonds, Series of 1999A,
                 0.000%, 8/15/23
------------------------------------------------------------------------------------------------------------------------------------
$     393,420   Total Investments (cost $331,683,401) - 93.6%                                                            343,870,212
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 6.4%                                                                      23,317,736
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                      $ 367,187,948
                ====================================================================================================================


                      * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                     ** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                                 See accompanying notes to financial statements.

                            Nuveen Pennsylvania Premium Income Municipal Fund 2 (NPY)
                            Portfolio of
                                       Investments June 30, 2001


   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                Basic Materials - 0.1%

$         500   Erie County Industrial Development Authority, Pennsylvania,                 9/10 at 101         Baa1   $     505,670
                 Environmental Improvement Revenue Refunding Bonds,
                 2000 Series B, 6.000%, 9/01/16 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                Capital Goods - 0.6%

        2,000   New Morgan Industrial Development Authority, Pennsylvania,                  4/04 at 102          BB-       1,938,400
                 Solid Waste Disposal Revenue Bonds (New Morgan Landfill
                 Company, Inc. Project), Series 1994, 6.500%, 4/01/19
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                Consumer Cyclicals - 0.9%

        4,500   Pennsylvania Economic Development Financing Authority,                     11/08 at 102          N/R       3,106,125
                 Exempt Facilities Revenue Bonds (National Gypsum Project),
                 Series 1997B, 6.125%, 11/01/27

------------------------------------------------------------------------------------------------------------------------------------
                Education and Civic Organizations - 8.6%

        3,250   Allegheny County Higher Education Building Authority,                       5/09 at 102            A       3,069,398
                 Commonwealth of Pennsylvania, College Revenue Bonds
                 (Thiel College), Series A of 1999, 5.375%, 11/15/29

        3,000   Chester County Health and Education Facilities Authority,                  10/08 at 102         BBB-       2,823,540
                 Pennsylvania, College Revenue Bonds (Immaculata College),
                 Series of 1998, 5.625%, 10/15/27

        1,350   Lancaster Higher Education Authority, City of Lancaster,                    4/03 at 100          AAA       1,373,679
                 Pennsylvania, College Revenue Bonds (Franklin and Marshall
                 College Project), Series of 1993, 5.700%, 4/15/13

       10,000   Pennsylvania Higher Education Assistance Agency, Student Loan               1/03 at 102          AAA      10,323,400
                 Revenue Bonds, 1988 Series D, 6.050%, 1/01/19
                 (Alternative Minimum Tax)

        1,000   Pennsylvania Higher Educational Facilities Authority, Commonwealth          5/08 at 101          Aaa       1,001,520
                 of Pennsylvania, LaSalle University Revenue Bonds, Series
                 of 1998, 5.250%, 5/01/23

        2,100   Pennsylvania Higher Educational Facilities Authority, Commonwealth          6/10 at 100           AA       2,205,609
                 of Pennsylvania, Philadelphia University Revenue Bonds,
                 Series of 2000, 6.000%, 6/01/29

        4,615   Pennsylvania Higher Educational Facilities Authority, Commonwealth          7/03 at 102          AAA       4,745,881
                 of Pennsylvania, Revenue Bonds (Widener University),
                 1993 Series A, 5.250%, 7/15/11

        3,340   State Public School Building Authority, Commonwealth of                     3/03 at 100          AAA       3,400,020
                 Pennsylvania, College Revenue Bonds (Northampton County
                 Area Community College Project), Series U of 1993,
                 5.850%, 3/15/15

          865   The General Municipal Authority of the City of Wilkes-Barre,               12/02 at 102          N/R         909,184
                 Pennsylvania, College Misericordia Revenue Bonds, Refunding
                 Series B of 1992, 7.750%, 12/01/12

------------------------------------------------------------------------------------------------------------------------------------
                Healthcare - 11.3%

        8,500   Allegheny County Hospital Development Authority, Pennsylvania,              5/06 at 102          AAA       8,759,420
                 Hospital Revenue Bonds (South Hills Health System), Series A
                 of 1996, 5.875%, 5/01/26

       14,000   Allegheny County Hospital Development Authority, Pennsylvania,              4/07 at 102          AAA      14,234,220
                 Health Center Revenue Bonds (University of Pittsburgh Medical
                 Center System), Series 1997A, 5.625%, 4/01/27

        7,900   Montgomery County Higher Education and Health Authority,                    1/09 at 101          AAA       7,501,761
                 Pennsylvania, Revenue Bonds (Pottstown Healthcare
                 Corporation), Series 1998, 5.000%, 1/01/27

          485   Montgomery County Higher Education and Health Authority,                    6/03 at 102          AAA         498,498
                 Pennsylvania, Hospital Revenue Bonds (Abington Memorial
                 Hospital), Series A of 1993, 6.000%, 6/01/22

        4,700   Pennsylvania Higher Educational Facilities Authority,                       1/06 at 101            A       4,674,808
                 Commonwealth of Pennsylvania, Health Services Revenue
                 Bonds (The University of Pennsylvania), Series A of 1996,
                 5.750%, 1/01/22

                City of Pottsville Hospital Authority, Pennsylvania, Hospital
                Revenue Bonds (The Pottsville Hospital and Warne Clinic),
                Series of 1998:
        2,000    5.500%, 7/01/18                                                            7/08 at 100         BBB-       1,662,740
        2,000    5.625%, 7/01/24                                                            7/08 at 100         BBB-       1,633,080

   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                Housing/Multifamily - 3.9%

$       4,345   Bucks County Redevelopment Authority, Pennsylvania, Second Lien             8/03 at 100         Baa2   $   4,321,624
                 Multifamily Mortgage Revenue Bonds (Country Commons
                 Apartments - Section 8 Assisted), Series 1993A,
                 6.200%, 8/01/14 (Alternative Minimum Tax)

        1,650   Luzerne County Housing Corporation, Pennsylvania, Mortgage                  7/03 at 100          Aaa       1,664,306
                 Revenue Refunding Bonds (FHA-Insured Mortgage Loan -
                 Section 8 Assisted Freeland Apartments Project), Series 1993,
                 6.125%, 7/15/23

        5,000   Pennsylvania Housing Finance Agency, Rental Housing Refunding               7/02 at 102          AAA       5,168,350
                 Bonds, Issue 1992, 6.400%, 7/01/12

        2,345   Swissvale Housing Development Corporation, Pennsylvania,                    7/03 at 100           Aa       2,365,167
                 (An Instrumentality of the Allegheny County Housing Authority),
                 Multifamily Mortgage Revenue Refunding Bonds (FHA-Insured
                 Mortgage Loan - Section 8 Assisted Swissvale Project),
                 Series 1993C, 6.100%, 7/01/22

------------------------------------------------------------------------------------------------------------------------------------
                Housing/Single Family - 8.4%

        1,355   Allegheny County Residential Finance Authority, Pennsylvania,              11/10 at 100          Aaa       1,391,070
                 Single Family Mortgage Revenue Bonds, 2000 Series II-2,
                 5.900%, 11/01/32 (Alternative Minimum Tax)

        2,000   Pennsylvania Housing Finance Agency, Single Family Mortgage                10/03 at 102          AA+       2,020,220
                 Revenue Bonds, Series 1993-37A, 5.450%, 10/01/17

        1,120   Pennsylvania Housing Finance Agency, Single Family Mortgage                No Opt. Call          AA+       1,255,027
                 Revenue Bonds, Series 1996-47, 6.750%, 10/01/06
                 (Alternative Minimum Tax)

        3,305   Pennsylvania Housing Finance Agency, Single Family Mortgage                 4/06 at 102          AA+       3,435,779
                 Revenue Bonds, Series 1996-51, 6.375%, 4/01/28
                 (Alternative Minimum Tax)

        2,750   Pennsylvania Housing Finance Agency, Single Family Mortgage                10/06 at 102          AA+       2,858,487
                 Revenue Bonds, Series 1997-54A, 6.150%, 10/01/22
                 (Alternative Minimum Tax)

                Pennsylvania Housing Finance Agency, Single Family Mortgage
                Revenue Bonds, Series 1997-56A:
        1,500    6.050%, 10/01/16 (Alternative Minimum Tax)                                 4/07 at 102          AA+       1,572,195
        4,000    6.150%, 10/01/27 (Alternative Minimum Tax)                                 4/07 at 102          AA+       4,153,760

        1,635   Pennsylvania Housing Finance Agency, Single Family Mortgage             4/07 at 101 1/2          AA+       1,671,461
                 Revenue Bonds, Series 1997-58A, 5.950%, 10/01/28
                 (Alternative Minimum Tax)

        1,645   Pennsylvania Housing Finance Agency, Single Family Mortgage            10/07 at 101 1/2          AA+       1,718,910
                 Revenue Bonds, Series 1997-59A, 5.700%, 4/01/17
                 (Alternative Minimum Tax)

        1,200   Pennsylvania Housing Finance Agency, Single Family Mortgage             4/08 at 101 1/2          AA+       1,206,516
                 Revenue Bonds, Series 1998-62A, 5.500%, 10/01/22
                 (Alternative Minimum Tax)

        1,500   Urban Redevelopment Authority of Pittsburgh, Pennsylvania,                  4/06 at 102          AAA       1,551,060
                 Mortgage Revenue Bonds, 1996 Series C, 6.500%, 10/01/23
                 (Alternative Minimum Tax)

                Urban Redevelopment Authority of Pittsburgh, Pennsylvania,
                Mortgage Revenue Bonds, 1997 Series A:
          845    6.150%, 10/01/16 (Alternative Minimum Tax)                                 4/07 at 102          AAA         891,644
          765    6.200%, 10/01/21 (Alternative Minimum Tax)                                 4/07 at 102          AAA         800,527

        1,375   Urban Redevelopment Authority of Pittsburgh, Pennsylvania,                  4/03 at 102          AAA       1,428,666
                 Mortgage Revenue Bonds, 1992 Series D, 6.500%, 4/01/17

        2,460   Urban Redevelopment Authority of Pittsburgh, Pennsylvania,                  4/03 at 102          AAA       2,554,169
                 Mortgage Revenue Bonds, 1992 Series C-1, 6.800%, 10/01/25
                 (Alternative Minimum Tax)

          615   Urban Redevelopment Authority of Pittsburgh, Pennsylvania,                  4/04 at 102          AAA         648,843
                 Mortgage Revenue Bonds, 1994 Series B, 6.950%, 10/01/10
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                Industrial/Other - 0.6%

        2,165   Montgomery County Industrial Development Authority, Pennsylvania,           6/03 at 102          N/R       2,113,300
                 Health Facilities Revenue Bonds (Emergency Care Research
                 Institute), Series of 1993, 6.850%, 6/01/13

------------------------------------------------------------------------------------------------------------------------------------
                Long-Term Care - 3.1%

        1,230   Pennsylvania Economic Development Financing Authority, Revenue              6/08 at 100          BBB         845,182
                 Bonds (Northwestern Human Services, Inc. Project), Series A
                 of 1998, 5.250%, 6/01/28

                Pennsylvania Economic Development Financing Authority, Revenue
                Bonds (Dr. Gertrude A. Barber Center, Inc.), Series of 2000:
        1,000    6.150%, 12/01/20                                                          No Opt. Call           AA       1,000,410
        2,000    5.900%, 12/01/30                                                          12/10 at 100           AA       2,045,860


                            Nuveen Pennsylvania Premium Income Municipal Fund 2 (NPY) (continued)
                                    Portfolio of Investments June 30, 2001

   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                Long-Term Care (continued)

                Philadelphia Authority for Industrial Development, Pennsylvania,
                Health Care Facilities Revenue Bonds (Paul's Run), Series 1998A:
$       1,350    5.750%, 5/15/18                                                            5/08 at 102          N/R   $   1,172,259
        1,650    5.875%, 5/15/28                                                            5/08 at 102          N/R       1,396,692

        4,000   Philadelphia Hospital and Higher Educational Facilities Authority,          8/03 at 102         BBB+       4,126,160
                 Pennsylvania, Revenue Refunding Bonds (Philadelphia MR Project),
                 Series 1992, 5.625%, 8/01/04

------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/General - 5.6%

                Chichester School District, Delaware County, Pennsylvania, General
                Obligation Bonds, Series of 1999:
        3,125    0.000%, 3/01/23                                                           No Opt. Call          AAA         969,313
        3,125    0.000%, 3/01/24                                                           No Opt. Call          AAA         916,313
        3,125    0.000%, 3/01/25                                                           No Opt. Call          AAA         866,063

        2,110   Fayette County, Pennsylvania, General Obligation Bonds, Series 2000,       11/10 at 100          AAA       2,173,532
                 5.625%, 11/15/28

                Redevelopment Authority of the City of Harrisburg, Dauphin
                County, Pennsylvania, Guaranteed Revenue Bonds, Series B of
                1998:
        1,750    0.000%, 5/01/22                                                        5/16 at 75 9/16          AAA         535,395
        2,750    0.000%, 11/01/22                                                        5/16 at 73 5/8          AAA         817,768
        2,750    0.000%, 5/01/23                                                       5/16 at 71 23/32          AAA         790,295
        2,750    0.000%, 11/01/23                                                        5/16 at 69 7/8          AAA         768,048

        4,305   County of Montgomery, Pennsylvania, General Obligation Bonds,              10/06 at 100          Aaa       4,361,955
                 Series B of 1996, 5.375%, 10/15/21

        2,000   The School District of Philadelphia, Pennsylvania, General Obligation      No Opt. Call          AAA       2,265,480
                 Refunding Bonds, Series A of 1995, 6.250%, 9/01/09

        3,500   The School District of Philadelphia, Pennsylvania, General Obligation       4/09 at 100          AAA       3,101,455
                 Bonds, Series A of 1999, 4.500%, 4/01/23

        1,700   Pine-Richland School District, Allegheny County, Pennsylvania,              9/11 at 100          AAA       1,622,106
                 General Obligation Refunding Bonds, Series of 2001,
                 5.000%, 9/01/29

------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/Limited - 15.8%

        4,060   Delaware Valley Regional Finance Authority, Pennsylvania,                   4/06 at 100          AAA       4,231,697
                 Local Government Revenue Bonds, Series A, 6.000%, 4/15/26

       17,895   The Harrisburg Authority, Dauphin County, Pennsylvania,                     9/07 at 100          AAA      18,297,459
                 Tax-Exempt Revenue Bonds (The City of Harrisburg Project),
                 Series II of 1997, 5.625%, 9/15/22

                Pennsylvania Industrial Development Authority, Economic
                Development Revenue Bonds, Series 1994:
        2,000    7.000%, 7/01/06                                                           No Opt. Call          AAA       2,276,060
        1,550    7.000%, 1/01/07                                                           No Opt. Call          AAA       1,769,124
        1,000    7.000%, 7/01/07                                                           No Opt. Call          AAA       1,152,710

        9,000   Public Auditorium Authority of Pittsburgh and Allegheny County,             8/09 at 101          AAA       7,758,000
                 Pennsylvania, Hotel Room Excise Tax Revenue Bonds,
                 Series of 1999, 4.500%, 2/01/29

       20,775   Southeastern Pennsylvania Transportation Authority, Special Revenue         3/09 at 101          AAA      18,806,569
                 Bonds, Series A of 1999, 4.750%, 3/01/29

------------------------------------------------------------------------------------------------------------------------------------
                Transportation - 4.1%

        2,300   County of Allegheny, Pennsylvania, Airport Revenue Refunding Bonds          1/08 at 101          AAA       2,313,455
                 (Pittsburgh International Airport), Series 1997A, 5.250%, 1/01/16
                 (Alternative Minimum Tax)

        2,000   Pennsylvania Economic Development Financing Authority, Exempt               5/11 at 101           A3       2,017,020
                 Facilities Revenue Bonds (Amtrak  Project), Series 2001A
                 6.250%, 11/01/31 (Alternative Minimum Tax)

        3,575   Pennsylvania Turnpike Commission, Pennsylvania Turnpike Revenue            12/11 at 101          AAA       3,428,747
                 Bonds, 2001 Series R, 5.000%, 12/01/30

        6,525   Sports and Exhibition Authority of Pittsburgh and Allegheny County,        12/06 at 100          Aaa       6,475,410
                 Pennsylvania, Parking Revenue Bonds, Series A of 2001,
                 5.350%, 12/01/26

   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                U.S. Guaranteed - 13.3%

$         750   Allegheny County Hospital Development Authority, Pennsylvania,              6/02 at 102       N/R***   $     792,638
                 Health and Education Revenue Bonds (The Rehabilitation Institute
                 of Pittsburgh Project), Series 1992, 7.000%, 6/01/22
                 (Pre-refunded to 6/01/02)

        3,000   Allegheny County Hospital Development Authority, Pennsylvania,             11/02 at 100          AAA       3,131,520
                 Health Center Revenue Bonds (Presbyterian University Health
                 System, Inc. Project), Series 1992A, 6.250%, 11/01/23
                 (Pre-refunded to 11/01/02)

        2,000   Bangor Area School District, Northampton County, Pennsylvania,              3/06 at 100          AAA       2,152,880
                 General Obligation Bonds, Series B of 1996, 5.500%, 3/15/18
                 (Pre-refunded to 3/15/06)

        2,500   Bensalem Township School District, Bucks County, Pennsylvania,              7/06 at 100          AAA       2,746,275
                 General Obligation Bonds, Series of 1996, 5.875%, 7/15/16
                 (Pre-refunded to 7/15/06)

                Bethlehem Authority, Northampton and Lehigh Counties,
                Pennsylvania, Water Revenue Bonds, Series A of 1992:
        3,785    6.100%, 11/15/18 (Pre-refunded to 11/15/02)                               11/02 at 100          AAA       3,949,383
        3,100    6.100%, 11/15/21 (Pre-refunded to 11/15/02)                               11/02 at 100          AAA       3,234,633

        1,500   Fort LeBoeuf School District, Erie County, Pennsylvania, General            1/03 at 100          AAA       1,559,415
                 Obligation Bonds, Series A of 1993, 5.800%, 1/01/16
                 (Pre-refunded to 1/01/03)

        3,500   Hollidaysburg Sewer Authority, Pennsylvania, Guaranteed Sewer               1/03 at 100          AAA       3,653,545
                 Revenue Bonds, Series of 1993, 6.100%, 1/01/23
                 (Pre-refunded to 1/01/03)

        1,500   Ligonier Valley School District, Westmoreland County, Pennsylvania,         3/04 at 100          AAA       1,600,125
                 General Obligation Bonds, Series of 1994, 6.000%, 3/01/23
                 (Pre-refunded to 3/01/04)

        2,015   Montgomery County Higher Educational and Health Authority,                  6/03 at 102          AAA       2,160,564
                 Pennsylvania, Hospital Revenue Bonds (Abington Memorial
                 Hospital), Series A of 1993, 6.000%, 6/01/22 (Pre-refunded to 6/01/03)

        1,570   Pennsylvania Higher Educational Facilities Authority, College and          No Opt. Call          Aaa       1,893,216
                 University Revenue Bonds, 9th Series, 7.625%, 7/01/15

        1,005   The Hospitals and Higher Education Facilities Authority of                  5/04 at 102          AAA       1,096,485
                 Philadelphia, Pennsylvania, Community College Revenue Bonds
                 (Community College of Philadelphia), Series of 1994, 6.100%,
                 5/01/10 (Pre-refunded to 5/01/04)

                The Hospitals and Higher Education Facilities Authority of
                Philadelphia, Pennsylvania, Hospital Revenue Bonds (Presbyterian
                Medical Center of Philadelphia), Series of 1993:
        1,000    6.500%, 12/01/11                                                          12/03 at 102          AAA       1,147,380
        3,690    6.650%, 12/01/19                                                          12/03 at 102          AAA       4,355,049

                City of Philadelphia, Pennsylvania, Water and Wastewater
                Revenue Bonds, Series 1993:
          955    5.750%, 6/15/13 (Pre-refunded to 6/15/03)                                  6/03 at 102          AAA       1,020,666
          915    5.500%, 6/15/14 (Pre-refunded to 6/15/03)                                  6/03 at 102          AAA         973,597

        1,750   Pine-Richland School District, Allegheny County, Pennsylvania,              9/03 at 100          AAA       1,859,568
                 General Obligation Bonds, Series A of 1993, 6.100%, 9/01/18
                 (Pre-refunded to 9/01/03)

        3,660   Rose Tree Media School District, Delaware County, Pennsylvania,             9/01 at 100          AAA       3,690,854
                 General Obligation Bonds, Series of 1993, 6.700%, 3/15/12
                 (Pre-refunded to 9/15/01)

        2,500   Schuylkill Valley School District, Berks County, Pennsylvania,              4/03 at 100          AAA       2,619,450
                 General Obligation Bonds, Series of 1993, 5.850%, 4/15/13
                 (Pre-refunded to 4/15/03)

        1,650   The Municipal Authority of the Borough of West View, Allegheny             No Opt. Call          AAA       2,261,836
                 County, Pennsylvania, Special Obligation Bonds, Series of 1985A,
                 9.500%, 11/15/14

------------------------------------------------------------------------------------------------------------------------------------
                Utilities - 11.7%

        8,000   Beaver County Industrial Development Authority, Pennsylvania,               6/08 at 102          AAA       7,964,640
                 Exempt Facilities Revenue Bonds (Shippingport Project),
                 1998 Series A, 5.375%, 6/01/28 (Alternative Minimum Tax)

        3,990   Carbon County Industrial Development Authority, Pennsylvania,              No Opt. Call         BBB-       4,135,037
                 Resource Recovery Revenue Refunding Bonds (Panther Creek
                 Partners Project), 2000 Series, 6.650%, 5/01/10 (Alternative
                 Minimum Tax)

        7,590   Indiana County Industrial Development Authority, Pennsylvania,              5/07 at 102          AAA       7,907,945
                 Pollution Control Revenue Bonds (Metropolitan Edison
                 Company Project), 1997 Series A, 5.950%, 5/01/27
                 (Alternative Minimum Tax)

       14,000   Lehigh County Industrial Development Authority, Pollution                  11/02 at 102          AAA      14,750,260
                 Control Revenue Refunding Bonds (Pennsylvania Power and
                 Light Company Project), 1992 Series A, 6.400%, 11/01/21

        6,000   City of Philadelphia, Pennsylvania, Gas Works Revenue Bonds                 7/09 at 101          AAA       5,676,120
                  (1998 General Ordinance), Second Series, 5.000%, 7/01/29


                            Nuveen Pennsylvania Premium Income Municipal Fund 2 (NPY) (continued)
                                   Portfolio of Investments June 30, 2001
   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                Water and Sewer - 10.6%

$       2,000   Allegheny County Sanitary Authority, Pennsylvania, Sewer Revenue           12/10 at 101          AAA   $   2,039,860
                 Bonds, Series of 2000, 5.500%, 12/01/30

        1,975   Delaware County Industrial Development Authority, Pennsylvania,             6/02 at 102          AAA       2,049,675
                 Water Facilities Revenue Refunding Bonds (Philadelphia Suburban
                 Water Company Project), Series of 1992, 6.500%, 6/01/10

        7,350   Luzerne County Industrial Development Authority, Exempt Facilities         10/02 at 102           A3       7,675,826
                 Revenue Refunding Bonds (Pennsylvania Gas and Water Company
                 Project), 1992 Series A, 7.200%, 10/01/17 (Alternative Minimum Tax)

        4,500   Luzerne County Industrial Development Authority, Exempt Facilities         12/02 at 102           A3       4,697,820
                 Revenue Bonds (Pennsylvania Gas and Water Company Project),
                 1992 Series B, 7.125%, 12/01/22 (Alternative Minimum Tax)

        3,360   Mercer County Industrial Development Authority, New Jersey,                 7/10 at 100          AAA       3,540,230
                 Water Facilities Revenue Bonds (Consumers Pennsylvania
                 Water Company - Shenango Valley Division Project), Series
                 of 2000, 6.000%, 7/01/30 (Alternative Minimum Tax)

        5,500   Northumberland County Industrial Development Authority,                    10/03 at 102          N/R       5,236,000
                 Pennsylvania, Exempt Facilities Revenue Bonds (Roaring Creek
                 Water Company Project), 1993 Series, 6.375%, 10/15/23
                 (Alternative Minimum Tax)

                City of Philadelphia, Pennsylvania, Water and Wastewater
                Revenue Bonds, Series 1995:
        3,000    6.750%, 8/01/05                                                           No Opt. Call          AAA       3,337,500
        2,730    6.250%, 8/01/10                                                           No Opt. Call          AAA       3,101,580

                City of Philadelphia, Pennsylvania, Water and Wastewater
                Revenue Bonds, Series 1993:
        1,380    5.750%, 6/15/13                                                            6/03 at 102          AAA       1,433,196
        1,385    5.500%, 6/15/14                                                            6/03 at 102          AAA       1,420,313

       10,000   The Pittsburgh Water and Sewer Authority, Pennsylvania, Water              No Opt. Call          AAA       2,176,700
                 and Sewer System First Lien Revenue Bonds, Series B of 1998,
                 0.000%, 9/01/28
------------------------------------------------------------------------------------------------------------------------------------
$     359,685   Total Investments (cost $327,446,993) - 98.6%                                                            340,500,352
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.4%                                                                       4,976,873
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                      $ 345,477,225
                ====================================================================================================================


                      * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                     ** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                                 See accompanying notes to financial statements.


                            Nuveen Pennsylvania Dividend Advantage Municipal Fund (NXM)
                            Portfolio of
                                       Investments June 30, 2001

   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                Consumer Cyclicals - 2.8%

$       3,000   Pennsylvania Economic Development Financing Authority, Exempt              11/08 at 102          N/R   $   2,070,750
                 Facilities Revenue Bonds (National Gypsum Project), Series 1997B,
                 6.125%, 11/01/27

------------------------------------------------------------------------------------------------------------------------------------
                Consumer Staples - 5.0%

        3,700   Pennsylvania Economic Development Financing Authority, Solid               No Opt. Call           AA       3,624,446
                 Waste Disposal Revenue Bonds (Procter & Gamble Paper Project),
                 Series 2001, 5.375%, 3/01/31 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                Education and Civic Organizations - 14.0%

        2,750   Bucks County Industrial Development Authority, Pennsylvania,                9/11 at 100          Aaa       2,659,580
                 Revenue Bonds (George School Project), Series of 2001,
                 5.125%, 9/15/31

        2,370   Montgomery County Industrial Development Authority, Pennsylvania,           8/07 at 100          AAA       2,366,208
                 Revenue Bonds (The Hill School (Project), Series of 1997,
                 5.350%, 8/15/27

        1,800   Pennsylvania Higher Educational Facilities Authority, Commonwealth          4/08 at 102         BBB-       1,649,844
                 of Pennsylvania, Geneva College Revenue Bonds, Series of 1998,
                 5.375%, 4/01/23

        3,250   Pennsylvania Higher Education Facility Authority, College Revenue          11/03 at 102          AAA       3,507,888
                 Refunding Bonds (Allegheny College), Series 1993A,
                 6.100%, 11/01/08

------------------------------------------------------------------------------------------------------------------------------------
                Healthcare - 11.1%

        2,500   Chester County Health and Educational Facilities Authority,                 5/08 at 101          AA-       2,390,900
                 Pennsylvania, Health System Revenue Bonds (Jefferson
                 Health System), Series 1997B, 5.375%, 5/15/27

        3,000   Geisinger Authority, Montour County, Pennsylvania, Health System            8/08 at 101           AA       2,753,730
                 Revenue Bonds (Penn State Geisinger Health System), Series A
                 of 1998, 5.000%, 8/15/28

        2,900   Pennsylvania Higher Educational Facilities Authority, UPMC                  1/11 at 101           A+       2,944,022
                 Health System Revenue Bonds, Series 2001A, 6.000%, 1/15/31

------------------------------------------------------------------------------------------------------------------------------------
                Housing/Multifamily - 2.0%

        1,505   Redevelopment Authority of the City of Philadelphia, Pennsylvania,          2/08 at 100          Aa2       1,486,489
                 Multifamily Housing Refunding Revenue Bonds (FHA-Insured
                 Mortgage Loan - Woodstock Mutual Homes, Inc. Project),
                 Series 1998, 5.450%, 2/01/23

------------------------------------------------------------------------------------------------------------------------------------
                Housing/Single Family - 7.1%

        5,245   Allegheny County Residential Finance Authority, Pennsylvania,              11/08 at 102          Aaa       5,187,515
                 Single Family Mortgage Revenue Bonds, 1998 Series DD-2,
                 5.400%, 11/01/29 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                Long-Term Care - 3.9%

        2,875   Philadelphia Authority for Industrial Development, Pennsylvania,            7/11 at 101          AAA       2,813,360
                 Revenue Bonds (The Philadelphia Corporation for the Aging
                 Project), Series 2001B, 5.250%, 7/01/31

------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/General - 19.9%

                Lake-Lehman School District, Luzerne County, Pennsylvania,
                General Obligation Bonds, Series 2001:
        1,315    0.000%, 4/01/25                                                           No Opt. Call          AAA         353,117
        1,315    0.000%, 4/01/26                                                           No Opt. Call          AAA         333,300
        1,065    0.000%, 4/01/27                                                           No Opt. Call          AAA         255,185

        2,300   City of Philadelphia, Pennsylvania, General Obligation Bonds,               3/11 at 100          AAA       2,181,205
                 Series 2000, 5.000%, 9/15/31

        3,700   Plum Borough School District, Allegheny County, Pennsylvania,               9/11 at 100          AAA       3,680,538
                 General Obligation Bonds, Series 2001, 5.250%, 9/15/30

        9,270   Reading School District, Berks County, Pennsylvania, General           7/11 at 54 19/32          AAA       2,846,446
                 Obligation Bonds, Series 2001A, 0.000%, 1/15/22
                 (WI, settling 7/11/01)


                             Nuveen Pennsylvania Dividend Advantage Municipal Fund (NXM) (continued)
                                    Portfolio of Investments June 30, 2001

   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                Tax Obligation/General (continued)

$       2,625   Sto-Rox School District, Allegheny County, Pennsylvania, General           12/11 at 100          AAA   $   2,563,470
                 Obligation Bonds, Series 2001 Refunding, 5.125%, 12/15/29

        2,055   Tredyffrin-Easttown School District, Chester County, Pennsylvania,         No Opt. Call          Aaa       2,191,678
                 General Obligation Bonds, Series of 2001, 5.250%, 8/01/11

------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/Limited - 9.9%

        1,500   Port Authority of Allegheny County, Pennsylvania, Special                   3/11 at 101          AAA       1,431,810
                 Transportation Revenue Bonds, Series 2001, 5.000%, 3/01/29

        3,750   Pennsylvania Turnpike Commission, Oil Franchise Tax Senior                 12/08 at 100          AAA       3,411,825
                 Revenue Bonds, Series A of 1998, 4.750%, 12/01/27

        2,500   Public Auditorium Authority of Pittsburgh and Allegheny County,             8/09 at 101          AAA       2,386,575
                 Pennsylvania, Regional Asset District Sales Tax Revenue Bonds,
                 Series of 1999, 5.000%, 2/01/29

------------------------------------------------------------------------------------------------------------------------------------
                Transportation - 8.0%

        2,000   Pennsylvania Economic Development Financing Authority,                      5/11 at 101           A3       2,017,020
                 Exempt Facilities Revenue Bonds (Amtrak Project), Series 2001A,
                 6.250%, 11/01/31 (Alternative Minimum Tax)

        1,600   The Philadelphia Parking Authority, Pennsylvania, Parking System            2/09 at 101          AAA       1,580,352
                 Revenue Bonds, Series of 1999A, 5.250%, 2/15/29

        2,210   Sports and Exhibition Authority of Pittsburgh and Allegheny                12/06 at 100          Aaa       2,193,734
                 County, Pennsylvania, Parking Revenue Bonds,
                 Series A of 2001, 5.375%, 12/01/30

------------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed - 4.8%

        3,500   Upper Merion Area School District, Montgomery County,                       9/01 at 100       Aa2***       3,525,095
                 Pennsylvania, General Obligation Bonds, Series of 1993,
                 6.900%, 9/01/16 (Pre-refunded to 9/01/01)

------------------------------------------------------------------------------------------------------------------------------------
                Utilities - 9.6%

        2,000   Lehigh County Industrial Development Authority, Pollution                  11/02 at 102          AAA       2,107,180
                 Control Revenue Refunding Bonds (Pennsylvania Power and
                 Light Company Project), 1992 Series A, 6.400%, 11/01/21

        4,840   City of Philadelphia, Pennsylvania, Gas Works Revenue Bonds,                7/03 at 102          BBB       4,846,727
                 Fourteenth Series, 6.375%, 7/01/26
------------------------------------------------------------------------------------------------------------------------------------
$      82,440   Total Investments (cost $70,244,863) - 98.1%                                                              71,359,989
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.9%                                                                       1,363,119
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                      $  72,723,108
                ====================================================================================================================


                      * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                     ** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                   (WI)  Security purchased on a when-issued basis.

                                 See accompanying notes to financial statements.


Statement of
      Net Assets June 30, 2001
                                   NEW JERSEY       NEW JERSEY        NEW JERSEY      PENNSYLVANIA     PENNSYLVANIA    PENNSYLVANIA
                                   INVESTMENT          PREMIUM          DIVIDEND        INVESTMENT          PREMIUM        DIVIDEND
                                      QUALITY           INCOME         ADVANTAGE           QUALITY         INCOME 2       ADVANTAGE
                                         (NQJ)            (NNJ)             (NXJ)             (NQP)            (NPY)           (NXM)
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
 Investments in municipal
   securities,
   at market value                $443,150,286     $271,608,163      $140,953,433      $343,870,212     $340,500,352     $71,359,989
 Temporary investments in
   short-term municipal
   securities, at amortized
   cost, which approximates
   market value                            --               --          6,000,000               --               --               --
 Cash                                      --               --                --          5,899,960        1,058,364       3,677,677
 Receivables:
   Interest                          8,468,579        4,812,155         2,061,125         5,436,880        5,337,871         968,885
   Investments sold                 24,420,500              --                --         13,448,150           15,000           5,000
 Other assets                           28,811           28,601               997            31,918           44,376             233
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                 476,068,176      276,448,919       149,015,555       368,687,120      346,955,963      76,011,784
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
 Cash overdraft                      1,134,483          237,314         6,115,572               --               --              --
 Payable for investments purchased   9,212,285              --                --                --               --        2,840,792
 Accrued expenses:
   Management fees                     241,835          144,970            40,657           192,628          181,383          20,944
   Other                               108,061          164,388           192,204            50,084          184,876         179,907
 Preferred share dividends payable      50,672           16,496            15,782            29,790           33,861           8,080
 Common share dividends payable      1,536,021          834,842           464,837         1,226,670        1,078,618         238,953
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities             12,283,357        1,398,010         6,829,052         1,499,172        1,478,738       3,288,676
------------------------------------------------------------------------------------------------------------------------------------
Net assets                        $463,784,819     $275,050,909      $142,186,503      $367,187,948     $345,477,225     $72,723,108
====================================================================================================================================
Preferred shares, at
   liquidation value              $162,000,000     $ 91,600,000      $ 48,000,000      $132,000,000     $118,100,000     $25,000,000
====================================================================================================================================
Preferred shares outstanding             6,480            3,664             1,920             5,280            4,724           1,000
====================================================================================================================================
Common shares outstanding           20,079,769       12,012,930         6,547,000        16,140,975       15,747,462       3,295,900
====================================================================================================================================
Net asset value per Common share
   outstanding  (net assets less
   Preferred shares at liquidation
   value, divided by Common shares
   outstanding)                   $      15.03     $      15.27      $      14.39      $      14.57     $      14.44     $     14.48
====================================================================================================================================


                                  See accompanying notes to financial statements


Statement of
      Operations Year Ended June 30, 2001


                                   NEW JERSEY       NEW JERSEY        NEW JERSEY      PENNSYLVANIA     PENNSYLVANIA   PENNSYLVANIA
                                   INVESTMENT          PREMIUM          DIVIDEND        INVESTMENT          PREMIUM       DIVIDEND
                                      QUALITY           INCOME         ADVANTAGE           QUALITY         INCOME 2      ADVANTAGE
                                         (NQJ)            (NNJ)            (NXJ)*             (NQP)            (NPY)        (NXM)**
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                  $27,398,019      $15,061,988        $1,085,207       $22,819,359      $19,590,492     $  550,300
-----------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                      2,917,401        1,740,957           186,215         2,344,609        2,175,349         94,732
Preferred shares - auction fees        405,000          229,001            14,466           330,000          295,249          7,534
Preferred shares - dividend
  disbursing agent fees                 30,982           40,204             1,205            29,999           30,190          1,205
Shareholders' servicing agent
  fees and expenses                     51,291           40,238             1,460            57,571           51,990          1,634
Custodian's fees and expenses          108,038           66,503            10,238            95,043           89,799          7,602
Directors'/Trustees' fees
  and expenses                           6,699            3,918               515             5,503            4,199            510
Professional fees                       28,693           14,414            13,926            21,127           17,249         13,780
Shareholders' reports - printing
  and mailing expenses                  26,879           26,759            13,727            37,533           32,016         17,768
Stock exchange listing fees             28,003           27,490               258            27,927           24,194            255
Investor relations expense              63,142           40,353                --            58,467           49,703             --
Other expenses                          19,886           18,947                90            22,376           11,967             89
------------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian
   fee credit and expense
   reimbursement                     3,686,014        2,248,784           242,100         3,030,155        2,781,905        145,109
   Custodian fee credit                (33,266)         (26,000)           (2,603)          (31,414)         (24,004)        (1,312)
   Expense reimbursement                    --               --           (85,878)               --               --        (43,723)
-----------------------------------------------------------------------------------------------------------------------------------
Net expenses                         3,652,748        2,222,784           153,619         2,998,741        2,757,901        100,074
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income               23,745,271       12,839,204           931,588        19,820,618       16,832,591        450,226
-----------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
FROM INVESTMENTS
 Net realized gain (loss) from
   investment transactions             610,427         (269,314)           (6,266)       (4,837,654)       1,159,672             12
 Change in net unrealized
   appreciation (depreciation) of
   investments                      10,985,354       12,204,840         1,407,354         7,489,584       13,740,217      1,115,126
------------------------------------------------------------------------------------------------------------------------------------
Net gain from investments           11,595,781       11,935,526         1,401,088         2,651,930       14,899,889      1,115,138
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
   from operations                 $35,341,052      $24,774,730        $2,332,676       $22,472,548      $31,732,480     $1,565,364
===================================================================================================================================


 *   For the period March 28, 2001 (commencement of operations) through June 30,
     2001.

**   For the period March 29, 2001 (commencement of operations) through June 30,
     2001.

                                 See accompanying notes to financial statements.


Statement of
      Changes in Net Assets
                                                          NEW JERSEY INVESTMENT QUALITY (NQJ)        NEW JERSEY PREMIUM INCOME (NNJ)
                                                          ----------------------------------         ------------------------------
                                                             YEAR ENDED           YEAR ENDED         YEAR ENDED          YEAR ENDED
                                                                6/30/01              6/30/00            6/30/01             6/30/00
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                      $ 23,745,271         $ 23,967,002       $ 12,839,204        $ 12,986,995
Net realized gain (loss) from investment transactions           610,427             (508,488)          (269,314)           (369,629)
Change in net unrealized appreciation (depreciation)
   of investments                                            10,985,354          (12,136,060)        12,204,840          (7,043,096)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                   35,341,052           11,322,454         24,774,730           5,574,270
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
From and in excess of net investment income:
   Common shareholders                                      (18,380,712)         (18,329,919)        (9,790,538)        (10,248,237)
   Preferred shareholders                                    (5,489,183)          (5,763,883)        (3,029,141)         (3,018,492)
From accumulated net realized gains
   from investment transactions:
   Common shareholders                                               --             (751,266)                --                  --
   Preferred shareholders                                            --             (220,556)                --                  --
-----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders   (23,869,895)         (25,065,624)       (12,819,679)        (13,266,729)
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
   Net proceeds from sale of shares                                  --                   --                 --                  --
   Net proceeds from shares issued to shareholders
      due to reinvestment of distributions                    1,503,374            1,224,251                 --             484,299
Preferred shares:
   Net proceeds from sale of shares                                  --                   --                 --                  --
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from capital share transactions    1,503,374            1,224,251                 --             484,299
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                        12,974,531          (12,518,919)        11,955,051          (7,208,160)
Net assets at the beginning of period                       450,810,288          463,329,207        263,095,858         270,304,018
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of period                            $463,784,819         $450,810,288       $275,050,909        $263,095,858
===================================================================================================================================
Undistributed (Over-distribution of)
   net investment income at the end of period              $    518,230         $    642,854       $    266,422        $    246,897
===================================================================================================================================


                                 See accompanying notes to financial statements.


Statement of
      Changes in Net Assets (continued)


                                                                                NEW JERSEY
                                                                                 DIVIDEND
                                                                              ADVANTAGE (NXJ)  PENNSYLVANIA INVESTMENT QUALITY (NQP)
                                                                             ---------------   ------------------------------------
                                                                                     FOR THE
                                                                              PERIOD 3/28/01
                                                                               (COMMENCEMENT
                                                                               OF OPERATIONS)         YEAR ENDED         YEAR ENDED
                                                                             THROUGH 6/30/01             6/30/01            6/30/00
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                                             $  931,588        $ 19,820,618       $ 20,033,075
Net realized gain (loss) from investment transactions                                 (6,266)         (4,837,654)          (757,155)
Change in net unrealized appreciation (depreciation) of investments                1,407,354           7,489,584        (12,452,732)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                         2,332,676          22,472,548          6,823,188
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
From and in excess of net investment income:
   Common shareholders                                                              (929,674)        (14,691,950)      (15,781,613)
   Preferred shareholders                                                           (169,574)         (4,889,041)       (4,693,796)
From accumulated net realized gains from investment transactions:
   Common shareholders                                                                    --                  --        (1,173,604)
   Preferred shareholders                                                                 --                  --          (288,698)
----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                         (1,099,248)        (19,580,991)      (21,937,711)
----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
   Net proceeds from sale of shares                                               93,489,300                  --                --
   Net proceeds from shares issued to shareholders
      due to reinvestment of distributions                                                --             771,056         1,171,443
Preferred shares:
   Net proceeds from sale of shares                                               47,363,500                  --                --
----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from capital share transactions                       140,852,800             771,056         1,171,443
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                            142,086,228           3,662,613       (13,943,080)
Net assets at the beginning of period                                                100,275         363,525,335       377,468,415
----------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of period                                                 $142,186,503        $367,187,948      $363,525,335
==================================================================================================================================
Undistributed (Over-distribution of)
   net investment income at the end of period                                   $   (167,660)       $    132,323      $   (107,304)
==================================================================================================================================


                                 See accompanying notes to financial statements.


                                                                                                                     PENNSYLVANIA
                                                                                                                       DIVIDEND
                                                                              PENNSYLVANIA PREMIUM INCOME 2 (NPY)   ADVANTAGE (NXM)
                                                                              -----------------------------------  ----------------
                                                                                                                           FOR THE
                                                                                                                    PERIOD 3/29/01
                                                                                                                     (COMMENCEMENT
                                                                                 YEAR ENDED          YEAR ENDED      OF OPERATIONS)
                                                                                    6/30/01             6/30/00    THROUGH 6/30/01
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                                          $ 16,832,591        $ 16,716,116          $  450,226
Net realized gain (loss) from investment transactions                             1,159,672          (3,053,064)                 12
Change in net unrealized appreciation (depreciation) of investments              13,740,217          (9,308,011)          1,115,126
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                       31,732,480           4,355,041           1,565,364
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
From and in excess of net investment income:
   Common shareholders                                                          (12,445,233)        (12,716,093)           (477,907)
   Preferred shareholders                                                        (4,234,820)         (4,243,502)            (88,700)
From accumulated net realized gains from investment transactions:
   Common shareholders                                                                   --            (236,212)                 --
   Preferred shareholders                                                                --             (69,046)                 --
-----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                       (16,680,053)        (17,264,853)           (566,607)
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
   Net proceeds from sale of shares                                                      --                  --          47,014,826
   Net proceeds from shares issued to shareholders
      due to reinvestment of distributions                                               --                  --                  --
Preferred shares:
   Net proceeds from sale of shares                                                      --                  --          24,609,250
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from capital share transactions                               --                  --          71,624,076
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                            15,052,427         (12,909,812)         72,622,833
Net assets at the beginning of period                                           330,424,798         343,334,610             100,275
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of period                                                $345,477,225        $330,424,798         $72,723,108
===================================================================================================================================
Undistributed (Over-distribution of)
   net investment income at the end of period                                  $    784,663        $    632,125         $  (116,381)
===================================================================================================================================



                                 See accompanying notes to financial statements.


Notes to
       Financial Statements



1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES
The state Funds (the "Funds") covered in this report and their corresponding stock exchange symbols are Nuveen New Jersey Investment Quality Municipal Fund, Inc. (NQJ), Nuveen New Jersey Premium Income Municipal Fund, Inc. (NNJ), Nuveen New Jersey Dividend Advantage Municipal Fund (NXJ), Nuveen Pennsylvania Investment Quality Municipal Fund (NQP), Nuveen Pennsylvania Premium Income Municipal Fund 2 (NPY) and Nuveen Pennsylvania Dividend Advantage Municipal Fund
(NXM). New Jersey Investment Quality (NQJ), New Jersey Premium Income (NNJ), Pennsylvania Investment Quality (NQJ) and Pennsylvania Premium Income (NPY) are traded on the New York Stock Exchange while New Jersey Dividend Advantage (NXJ) and Pennsylvania Dividend Advantage (NXM) are traded on the American Stock Exchange. Prior to the commencement of operations of New Jersey Dividend Advantage (NXJ) and Pennsylvania Dividend Advantage (NXM), each Fund had no operations other than those related to organizational matters, the initial capital contribution of $100,275 by Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company and the recording of the organizational expenses ($15,000) and their reimbursement by Nuveen Investments, also a wholly owned subsidiary of The John Nuveen Company.

Each Fund seeks to provide current income exempt from both regular federal and designated state income taxes by investing primarily in a diversified portfolio of municipal obligations issued by state and local government authorities within a single state. The Funds are registered under the Investment Company Act of 1940 as closed-end management investment companies.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Securities Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Directors/Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. The securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At June 30, 2001, New Jersey Investment Quality (NQJ) and Pennsylvania Dividend Advantage (NXM) had outstanding when-issued or delayed delivery purchase commitments of $9,212,285 and $2,840,792, respectively. There were no such outstanding purchase commitments in any of the other Funds.

Investment Income
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income to its shareholders. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and applicable state and local income taxes, to retain such tax-exempt status when distributed to the shareholders of the Funds. All monthly tax-exempt income dividends paid during the fiscal year ended June 30, 2001, have been designated Exempt Interest Dividends.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared monthly as a dividend and payment is made or reinvestment is credited to shareholder accounts on the first business day after month end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of such distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Preferred Shares
The Funds have issued and outstanding $25,000 stated value Preferred shares. Each Fund's Preferred shares are issued in one or more Series. The dividend rate on each Series may change every seven days, as set by the auction agent. The number of shares outstanding, by Series and in total, are as follows:

                             NEW JERSEY   NEW JERSEY    NEW JERSEY PENNSYLVANIA  PENNSYLVANIA  PENNSYLVANIA
                             INVESTMENT      PREMIUM      DIVIDEND   INVESTMENT       PREMIUM      DIVIDEND
                                QUALITY       INCOME     ADVANTAGE      QUALITY      INCOME 2     ADVANTAGE
                                   (NQJ)        (NNJ)         (NXJ)        (NQP)         (NPY)         (NXM)
-----------------------------------------------------------------------------------------------------------
Number of Shares:
   Series M                       3,200           --            --           --           844            --
   Series T                          --          624         1,920          880            --         1,000
   Series W                          --        1,440            --        2,400            --            --
   Series Th                      2,000        1,600            --        2,000         2,080            --
   Series F                       1,280           --            --           --         1,800            --
-----------------------------------------------------------------------------------------------------------
Total                             6,480        3,664         1,920        5,280         4,724         1,000
===========================================================================================================

Effective May 18, 2001, New Jersey Dividend Advantage (NXJ) and Pennsylvania Dividend Advantage (NXM) issued 1,920 and 1,000, respectively, Series T $25,000 stated value Preferred shares.

Derivative Financial Instruments
The Funds may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended June 30, 2001.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Offering Costs
Nuveen Investments has agreed to pay all offering costs (other than the sales load) that exceed $.03 per Common share for New Jersey Dividend Advantage (NXJ) and Pennsylvania Dividend Advantage (NXM). New Jersey Dividend Advantage's (NXJ) and Pennsylvania Dividend Advantage's (NXM) share of offering costs ($196,200 and $98,667, respectively) were recorded as a reduction of the proceeds from the sale of common shares.

Costs incurred by New Jersey Dividend Advantage (NXJ) and Pennsylvania Dividend Advantage (NXM) in connection with their offering of Preferred shares ($636,500 and $390,750, respectively) were recorded as a reduction of the proceeds from the sale of the Preferred shares.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Audit Guide
In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000. It is not anticipated that the adoption of the Guide will have a significant effect on the financial statements.

Notes to
    Financial Statements (continued)


2. FUND SHARES
Transactions in Common and Preferred shares were as follows:

                                         NEW JERSEY              NEW JERSEY             NEW JERSEY DIVIDEND
                                  INVESTMENT QUALITY (NQJ)   PREMIUM INCOME (NNJ)          ADVANTAGE (NXJ)
                                  ------------------------  ----------------------   ---------------------------
                                                                                       FOR THE PERIOD 3/28/01
                                   YEAR ENDED   YEAR ENDED  YEAR ENDED  YEAR ENDED        (COMMENCEMENT OF
                                      6/30/01      6/30/00     6/30/01     6/30/00   OPERATIONS) THROUGH 6/30/01
----------------------------------------------------------------------------------------------------------------
Common shares:
   Shares sold                            --            --         --          --                      6,540,000
   Shares issued to shareholders
     due to reinvestment of
     distributions                    99,285        78,713         --      32,233                             --
----------------------------------------------------------------------------------------------------------------
                                      99,285        78,713         --      32,233                      6,540,000
================================================================================================================
Preferred shares sold                     --            --         --          --                          1,920
================================================================================================================
                                         PENNSYLVANIA            PENNSYLVANIA          PENNSYLVANIA DIVIDEND
                                  INVESTMENT QUALITY (NQP)  PREMIUM INCOME 2 (NPY)        ADVANTAGE (NXM)
                                  ------------------------  ----------------------  ----------------------------
                                                                                       FOR THE PERIOD 3/29/01
                                   YEAR ENDED   YEAR ENDED  YEAR ENDED YEAR ENDED         (COMMENCEMENT OF
                                      6/30/01      6/30/00     6/30/01    6/30/00   OPERATIONS) THROUGH 6/30/01
----------------------------------------------------------------------------------------------------------------
Common shares:
   Shares sold                            --            --         --          --                      3,288,900
   Shares issued to shareholders
     due to reinvestment of
     distributions                    51,443        75,763         --          --                             --
----------------------------------------------------------------------------------------------------------------
                                      51,443        75,763         --          --                      3,288,900
================================================================================================================
Preferred shares sold                     --            --         --          --                          1,000
================================================================================================================


3. DISTRIBUTIONS TO COMMON SHAREHOLDERS
The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid August 1, 2001, to shareholders of record on July 15, 2001, as follows:


                             NEW JERSEY   NEW JERSEY    NEW JERSEY PENNSYLVANIA PENNSYLVANIA PENNSYLVANIA
                             INVESTMENT      PREMIUM      DIVIDEND   INVESTMENT      PREMIUM     DIVIDEND
                                QUALITY       INCOME     ADVANTAGE      QUALITY     INCOME 2    ADVANTAGE
                                   (NQJ)        (NNJ)         (NXJ)        (NQP)        (NPY)        (NXM)
---------------------------------------------------------------------------------------------------------
Dividend per share                $.0765       $.0695       $.0710       $.0760       $.0685       $.0725
=========================================================================================================

4. SECURITIES TRANSACTIONS
Purchases and sales (including maturities) of investments in long-term municipal securities and short-term municipal securities during the fiscal year ended June 30, 2001, were as follows:

                             NEW JERSEY   NEW JERSEY    NEW JERSEY PENNSYLVANIA PENNSYLVANIA PENNSYLVANIA
                             INVESTMENT      PREMIUM      DIVIDEND   INVESTMENT      PREMIUM     DIVIDEND
                                QUALITY       INCOME     ADVANTAGE      QUALITY     INCOME 2    ADVANTAGE
                                   (NQJ)        (NNJ)         (NXJ)*       (NQP)        (NPY)        (NXM)**
---------------------------------------------------------------------------------------------------------
Purchases:
   Long-term municipal
   securities               $72,423,206  $17,065,599  $140,021,204  $62,311,411  $33,151,832  $70,273,376
   Short-term municipal
   securities                 7,000,000    4,000,000    12,000,000           --           --           --
Sales and maturities:
   Long-term municipal
   securities                89,016,903   17,351,250       506,300   80,819,913   41,542,983        5,000
   Short-term municipal
   securities                 7,000,000    5,000,000     6,000,000           --           --           --
=========================================================================================================

 * For the period March 28, 2001 (commencement of operations) through June 30, 2001.

** For the period March 29, 2001 (commencement of operations) through June 30, 2001.


At June 30, 2001, the cost of investments owned for federal income tax purposes were as follows:

                             NEW JERSEY   NEW JERSEY    NEW JERSEY  PENNSYLVANIA  PENNSYLVANIA  PENNSYLVANIA
                             INVESTMENT      PREMIUM      DIVIDEND    INVESTMENT       PREMIUM      DIVIDEND
                                QUALITY       INCOME     ADVANTAGE       QUALITY      INCOME 2     ADVANTAGE
                                   (NQJ)        (NNJ)         (NXJ)         (NQP)         (NPY)         (NXM)
------------------------------------------------------------------------------------------------------------
                           $424,195,321 $256,851,633  $145,546,079  $336,520,885  $327,446,993   $70,244,863
------------------------------------------------------------------------------------------------------------

At June 30, 2001, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:


                                          NEW JERSEY    NEW JERSEY   NEW JERSEY  PENNSYLVANIA  PENNSYLVANIA
                                          INVESTMENT       PREMIUM     DIVIDEND    INVESTMENT       PREMIUM
                                             QUALITY        INCOME    ADVANTAGE       QUALITY      INCOME 2
                                                (NQJ)         (NNJ)        (NXJ)         (NQP)         (NPY)
-----------------------------------------------------------------------------------------------------------
Expiration year:
   2002                                     $     --    $3,583,548       $   --      $     --    $       --
   2003                                           --       129,409           --            --            --
   2004                                           --       650,143           --            --            --
   2005                                           --       174,583           --            --            --
   2006                                           --            --           --            --            --
   2007                                           --       244,178           --            --            --
   2008                                           --        27,220           --       394,765     1,886,400
   2009                                      612,328       521,212        6,266       362,560            --
-----------------------------------------------------------------------------------------------------------
Total                                       $612,328    $5,330,293       $6,266      $757,325    $1,886,400
===========================================================================================================


Notes to
   Financial Statements (continued)


5. UNREALIZED APPRECIATION (DEPRECIATION)
Gross unrealized appreciation and gross unrealized depreciation of investments for federal income tax purposes at June 30, 2001, were as follows:

                             NEW JERSEY   NEW JERSEY    NEW JERSEY  PENNSYLVANIA  PENNSYLVANIA  PENNSYLVANIA
                             INVESTMENT      PREMIUM      DIVIDEND    INVESTMENT       PREMIUM      DIVIDEND
                                QUALITY       INCOME     ADVANTAGE       QUALITY      INCOME 2     ADVANTAGE
                                   (NQJ)        (NNJ)         (NXJ)         (NQP)         (NPY)         (NXM)
------------------------------------------------------------------------------------------------------------
Gross unrealized:
   appreciation             $19,276,993  $15,158,040    $1,442,921   $13,600,638   $15,676,058    $1,195,373
   depreciation                (322,028)    (401,510)      (35,567)   (6,251,311)   (2,622,699)      (80,247)
------------------------------------------------------------------------------------------------------------
Net unrealized appreciation $18,954,965  $14,756,530    $1,407,354   $ 7,349,327   $13,053,359    $1,115,126
============================================================================================================

6. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the Funds' (excluding New Jersey Dividend Advantage (NXJ) and Pennsylvania Dividend Advantage (NXM)) investment management agreements with the Adviser, each Fund pays an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net assets of each Fund as follows:

AVERAGE DAILY NET ASSETS                                          MANAGEMENT FEE
--------------------------------------------------------------------------------
For the first $125 million                                           .6500 of 1%
For the next $125 million                                            .6375 of 1
For the next $250 million                                            .6250 of 1
For the next $500 million                                            .6125 of 1
For the next $1 billion                                              .6000 of 1
For the next $3 billion                                              .5875 of 1
For net assets over $5 billion                                       .5750 of 1
================================================================================

Under New Jersey Dividend Advantage's (NXJ) and Pennsylvania Dividend Advantage's (NXM) investment management agreements with the Adviser, each Fund pays an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net assets of each Fund as follows:

AVERAGE DAILY NET ASSETS                                          MANAGEMENT FEE
--------------------------------------------------------------------------------
For the first $125 million                                           .6500 of 1%
For the next $125 million                                            .6375 of 1
For the next $250 million                                            .6250 of 1
For the next $500 million                                            .6125 of 1
For the next $1 billion                                              .6000 of 1
For net assets over $2 billion                                       .5750 of 1
================================================================================

The Adviser has agreed to waive part of its management fees or reimburse certain expenses of New Jersey Dividend Advantage (NXJ) and Pennsylvania Dividend Advantage (NXM) in an amount equal to .30% of the average daily net assets for the period from each Fund's commencement of operations through March 31, 2006,
 .25% of the average daily net assets for the year ended March 31, 2007, .20% of the average daily net assets for the year ended March 31, 2008, .15% of the average daily net assets for the year ended March 31, 2009, .10% of the average daily net assets for the year ended March 31, 2010, and .05% of the average daily net assets for the year ended March 31, 2011. The Adviser has not agreed to reimburse New Jersey Dividend Advantage (NXJ) and Pennsylvania Dividend Advantage (NXM) for any portion of its fees and expenses beyond March 31, 2011.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Directors/Trustees who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Funds from the Adviser.

Notes to
    Financial Statements (continued)


7. COMPOSITION OF NET ASSETS
At June 30, 2001, net assets consisted of:

                             NEW JERSEY   NEW JERSEY    NEW JERSEY  PENNSYLVANIA  PENNSYLVANIA  PENNSYLVANIA
                             INVESTMENT      PREMIUM      DIVIDEND    INVESTMENT       PREMIUM      DIVIDEND
                                QUALITY       INCOME     ADVANTAGE       QUALITY      INCOME 2     ADVANTAGE
                                   (NQJ)        (NNJ)         (NXJ)         (NQP)         (NPY)         (NXM)
------------------------------------------------------------------------------------------------------------
Preferred shares, $25,000
   stated value per share,
   at liquidation value    $162,000,000 $ 91,600,000  $ 48,000,000  $132,000,000  $118,100,000   $25,000,000
Common shares, $.01 par
   value per share              200,798      120,129        65,470       161,410       157,475        32,959
Paid-in surplus             282,723,156  173,638,121    92,887,605   228,302,213   215,268,132    46,691,392
Undistributed (Over-
   distribution of)
   net investment income        518,230      266,422      (167,660)      132,323       784,663      (116,381)
Accumulated net realized
   gain (loss)
   from investment
   transactions                (615,708)  (5,425,284)       (6,266)   (5,594,809)   (1,886,404)           12
Net unrealized appreciation
   of investments            18,958,343   14,851,521     1,407,354    12,186,811    13,053,359     1,115,126
------------------------------------------------------------------------------------------------------------
Net assets                 $463,784,819 $275,050,909  $142,186,503  $367,187,948  $345,477,225   $72,723,108
============================================================================================================
Authorized shares:
   Common                   200,000,000  200,000,000     Unlimited     Unlimited     Unlimited     Unlimited
   Preferred                  1,000,000    1,000,000     Unlimited     Unlimited     Unlimited     Unlimited
============================================================================================================

Financial
    Highlights

                Financial
                      Highlights
Selected data for a Common share outstanding throughout each period:
                                Investment Operations                              Less Distributions
                            -----------------------------      --------------------------------------------------------
                                                               From and     From and
                                                               in Excess    in Excess
                                                               of Net       of Net
                                        Net                    Investment   Investment   Capital     Capital
                                        Realized/              Income to    Income to    Gains to    Gains to
                Beginning   Net         Unrealized             Common       Preferred    Common      Preferred
                Net Asset   Investment  Investment             Share-       Share-       Share-      Share-
                Value       Income      Gain (Loss) Total      holders      holders+     holders     holders+     Total
=========================================================================================================================
New Jersey
Investment
Quality (NQJ)
-------------------------------------------------------------------------------------------------------------------------
Year Ended 6/30:
2001            $14.45      $1.19       $ .58      $1.77      $ (.92)       $(.27)       $  --       $  --        $(1.19)
2000             15.14       1.20        (.63)       .57        (.92)        (.29)        (.04)       (.01)        (1.26)
1999             15.65       1.14        (.46)       .68        (.93)        (.20)        (.03)       (.01)        (1.17)
1998             15.41       1.16         .29       1.45        (.95)        (.22)        (.03)       (.01)        (1.21)
1997             15.05       1.18         .34       1.52        (.95)        (.21)          --          --         (1.16)

New Jersey
Premium
Income (NNJ)
-------------------------------------------------------------------------------------------------------------------------
Year Ended 6/30:
2001             14.28       1.07         .99       2.06       (.82)         (.25)          --          --         (1.07)
2000             14.92       1.08        (.62)       .46       (.85)         (.25)          --          --         (1.10)
1999             15.34       1.08        (.41)       .67       (.87)         (.22)          --          --         (1.09)
1998             14.71       1.10         .65       1.75       (.86)         (.26)          --          --         (1.12)
1997             14.18       1.09         .51       1.60       (.84)         (.23)          --          --         (1.07)

New Jersey
Dividend
Advantage (NXJ)
-------------------------------------------------------------------------------------------------------------------------
Year Ended 6/30:
2001(a)          14.33       .14          .22        .36       (.14)         (.03)          --          --          (.17)

Pennsylvania
Investment
Quality (NQP)
-------------------------------------------------------------------------------------------------------------------------
Year Ended 6/30:
2001             14.39       1.23         .16       1.39       (.91)         (.30)          --          --         (1.21)
2000             15.33       1.25        (.83)       .42       (.98)         (.29)        (.07)       (.02)        (1.36)
1999             15.94       1.22        (.59)       .63      (1.01)         (.21)          --          --         (1.22)
1998             15.91       1.23         .10       1.33      (1.01)         (.23)        (.05)       (.01)        (1.30)
1997             15.72       1.26         .22       1.48      (1.01)         (.24)        (.03)       (.01)        (1.29)

Pennsylvania
Premium
Income 2 (NPY)
-------------------------------------------------------------------------------------------------------------------------
Year Ended 6/30:
2001             13.48       1.07         .95       2.02       (.79)         (.27)          --          --         (1.06)
2000             14.30       1.06        (.78)       .28       (.81)         (.27)        (.02)         --         (1.10)
1999             14.86       1.04        (.61)       .43       (.76)         (.23)          --          --          (.99)
1998             14.20       1.02         .67       1.69       (.77)         (.26)          --          --         (1.03)
1997             13.57       1.04         .63       1.67       (.78)         (.26)          --          --         (1.04)

Pennsylvania
Dividend
Advantage (NXM)
-------------------------------------------------------------------------------------------------------------------------
Year Ended 6/30:
2001(b)          14.33       .14          .35       .49        (.15)         (.03)          --          --          (.18)
=========================================================================================================================


                                                            Total Returns
                                                           ---------------
                    Offering
                    Costs and                                        Based
                    Preferred      Ending                  Based     on
                    Share          Net         Ending      on        Net
                    Underwriting   Asset       Market      Market    Asset
                    Discounts      Value       Value       Value**   Value**

============================================================================
New Jersey
Investment
Quality (NQJ)
----------------------------------------------------------------------------
Year Ended 6/30:
2001               $  --          $15.03       $15.5000    17.13%    10.62%
2000                  --           14.45        14.0625    (4.94)     1.94
1999                (.02)          15.14        15.8125    (2.33)     2.82
1998                  --           15.65        17.1250    11.38      8.12
1997                  --           15.41        16.3125    16.50      8.92

New Jersey
Premium
Income (NNJ)
----------------------------------------------------------------------------
Year Ended 6/30:
2001                  --           15.27        15.1900    20.13     12.90
2000                  --           14.28        13.3750    (9.95)     1.64
1999                  --           14.92        15.8125     7.17      2.87
1998                  --           15.34        15.5625    11.12     10.35
1997                  --           14.71        14.8125    20.95      9.94

New Jersey
Dividend
Advantage (NXJ)
----------------------------------------------------------------------------
Year Ended 6/30:
2001(a)             (.13)          14.39        14.9900      .87      1.42

Pennsylvania
Investment
Quality (NQP)
----------------------------------------------------------------------------
Year Ended 6/30:
2001                  --           14.57        15.1300    11.99      7.75
2000                  --           14.39        14.3750    (7.39)      .94
1999                (.02)          15.33        16.6875     2.56      2.50
1998                  --           15.94        17.2500     8.77      7.02
1997                  --           15.91        16.8750     9.75      8.01

Pennsylvania
Premium
Income 2 (NPY)
----------------------------------------------------------------------------
Year Ended 6/30:
2001                  --           14.44        13.8700    19.04     13.25
2000                  --           13.48        12.3750    (3.87)      .21
1999                  --           14.30        13.7500     7.98      1.27
1998                  --           14.86        13.4375     6.27     10.29
1997                  --           14.20        13.3750    14.82     10.61

Pennsylvania
Dividend
Advantage (NXM)
----------------------------------------------------------------------------
Year Ended 6/30:
2001(b)             (.16)          14.48        14.4900    (2.45)     2.06
============================================================================


                                            Ratios/Supplemental Data
                      ------------------------------------------------------------------
                                                  Before Credit/Reimbursement
                                   -----------------------------------------------------
                                                Ratio of Net                Ratio of Net
                                   Ratio of     Investment   Ratio of       Investment
                                   Expenses     Income to    Expenses       Income to
                                   to Average   Average to   Average        Average
                      Ending       Net Assets   Net Assets   Total          Total
                      Net          Applicable   Applicable   Net Assets     Net Assets
                      Assets       to Common    to Common    Including      Including
                      (000)        Shares++     Shares++     Preferred++    Preferred++

=======================================================================================
New Jersey
Investment
Quality (NQJ)
---------------------------------------------------------------------------------------
Year Ended 6/30:
2001                 $463,785      1.24%        7.97%         .80%           5.16%
2000                  450,810      1.22         8.27          .78            5.30
1999                  463,329      1.13         7.27          .80            5.12
1998                  438,878      1.13         7.40          .79            5.20
1997                  431,622      1.14         7.70          .80            5.36

New Jersey
Premium
Income (NNJ)
---------------------------------------------------------------------------------------
Year Ended 6/30:
2001                  275,051      1.25         7.14          .83            4.73
2000                  263,096      1.24         7.61          .81            4.95
1999                  270,304      1.24         7.00          .83            4.68
1998                  274,276      1.25         7.24          .83            4.81
1997                  266,074      1.27         7.53          .83            4.91

New Jersey
Dividend
Advantage (NXJ)
---------------------------------------------------------------------------------------
Year Ended 6/30:
2001(a)               142,187      1.05*        3.65*         .84*           2.94*

Pennsylvania
Investment
Quality (NQP)
---------------------------------------------------------------------------------------
Year Ended 6/30:
2001                  367,188      1.29         8.40          .82            5.38
2000                  363,525      1.26         8.57          .81            5.47
1999                  377,468      1.16         7.61          .81            5.30
1998                  363,139      1.15         7.65          .80            5.34
1997                  360,749      1.17         7.96          .81            5.52

Pennsylvania
Premium
Income 2 (NPY)
---------------------------------------------------------------------------------------
Year Ended 6/30:
2001                  345,477      1.25         7.55          .82            4.93
2000                  330,425      1.26         7.88          .81            5.06
1999                  343,335      1.24         6.93          .83            4.61
1998                  352,123      1.24         6.99          .82            4.63
1997                  341,751      1.27         7.47          .83            4.85

Pennsylvania
Dividend
Advantage (NXM)
---------------------------------------------------------------------------------------
Year Ended 6/30:
2001(b)                72,723      1.26*        3.51*        1.01*           2.81*
=======================================================================================

                                       Ratios/Supplemental Data
                      ----------------------------------------------------------
                                                                                   Municipal Auction Rate Cumulative
                                   After Credit/Reimbursement***                    Preferred Stock at End of Period
                      -------------------------------------------------           -----------------------------------

                                   Ratio of Net            Ratio of Net
                      Ratio of     Investment  Ratio of    Investment
                      Expenses     Income to   Expenses    Income to
                      to Average   Average     to Average  Average
                      Net Assets   Net Assets  Total       Total                  Aggregate    Liquidation
                      Applicable   Applicable  Net Assets  Net Assets  Portfolio  Amount       and Market   Asset
                      to Common    to Common   Including   Including   Turnover   Outstanding  Value        Coverage
                      Shares++     Shares++    Preferred++ Preferred++ Rate       (000)        Per Share    Per Share
=====================================================================================================================
New Jersey
Investment
Quality (NQJ)
---------------------------------------------------------------------------------------------------------------------
Year Ended 6/30:
2001                  1.23%        7.99%       .80%         5.17%      16%       $162,000     $25,000       $71,572
2000                  1.21         8.28        .78          5.31       11         162,000      25,000        69,569
1999                  1.13         7.27        .80          5.12        8         162,000      25,000        71,501
1998                  1.13         7.40        .79          5.20        6         130,000      25,000        84,400
1997                  1.14         7.70        .80          5.36       15         130,000      25,000        83,004

New Jersey
Premium
Income (NNJ)
--------------------------------------------------------------------------------------------------------------------
Year Ended 6/30:
2001                  1.24         7.15        .82          4.74        6          91,600      25,000        75,068
2000                  1.23         7.63        .80          4.96       10          91,600      25,000        71,806
1999                  1.24         7.00        .83          4.68       10          91,600      25,000        73,773
1998                  1.25         7.24        .83          4.81       13          91,600      25,000        74,857
1997                  1.27         7.53        .83          4.91       18          91,600      25,000        72,618

New Jersey
Dividend
Advantage (NXJ)
--------------------------------------------------------------------------------------------------------------------
Year Ended 6/30:
2001(a)               .66*         4.03*       .54*         3.24*       1          48,000      25,000        74,055

Pennsylvania
Investment
Quality (NQP)
--------------------------------------------------------------------------------------------------------------------
Year Ended 6/30:
2001                  1.27         8.41        .82          5.39       17         132,000      25,000        69,543
2000                  1.25         8.59        .80          5.48        8         132,000      25,000        68,849
1999                  1.16         7.61        .81          5.30       16         132,000      25,000        71,490
1998                  1.15         7.65        .80          5.34        9         110,000      25,000        82,532
1997                  1.17         7.96        .81          5.52        8         110,000      25,000        81,988

Pennsylvania
Premium
Income 2 (NPY)
--------------------------------------------------------------------------------------------------------------------
Year Ended 6/30:
2001                  1.24         7.57        .81          4.94       10         118,100      25,000        73,132
2000                  1.25         7.89        .80          5.07       14         118,100      25,000        69,946
1999                  1.24         6.93        .82          4.62        9         118,100      25,000        72,679
1998                  1.24         6.99        .82          4.63       32         118,100      25,000        74,539
1997                  1.27         7.47        .83          4.85       29         118,100      25,000        72,344

Pennsylvania
Dividend
Advantage (NXM)
--------------------------------------------------------------------------------------------------------------------
Year Ended 6/30:
2001(b)                .87*        3.90*       .69*         3.12*      --          25,000      25,000        72,723
====================================================================================================================


  *  Annualized.

 ** Total Investment Return on Market Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share. Total Return on Net Asset Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in net asset value per share. Total returns are not annualized.

***  After custodian fee credit and expense reimbursement, where applicable.

+    The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

(a)  For the period March 28, 2001 (commencement of operations) through June 30,
     2001.

(b)  For the period March 29, 2001 (commencement of operations) through June 30,
     2001.


                                 See accompanying notes to financial statements.

Build Your Wealth
                  Automatically


NUVEEN EXCHANGE-TRADED FUNDS DIVIDEND REINVESTMENT PLAN
Your Nuveen Exchange-Traded Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT
To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBILITY
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.


Sidebar text: Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Fund
  Information



BOARD OF DIRECTORS/TRUSTEES
Robert P. Bremner
Lawrence H. Brown
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

FUND MANAGER
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN, TRANSFER AGENT AND SHAREHOLDER SERVICES
J.P. Morgan Chase & Co.
4 New York Plaza
New York, NY 10004-2413
(800) 257-8787

LEGAL COUNSEL
Morgan, Lewis &
Bockius LLP
Washington, D.C.

INDEPENDENT AUDITORS
Ernst & Young LLP
Chicago, IL

Each Fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the twelve-month period ended June 30, 2001. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

Serving Investors
         for Generations

Photo of: John Nuveen, Sr.

For over a century, generations of Americans have relied on Nuveen Investments to help them grow and keep the money they've earned. Financial advisors, investors and their families have associated Nuveen Investments with quality, expertise and dependability since 1898. That is why financial advisors have entrusted the assets of more than 1.3 million investors to Nuveen.

With the know-how that comes from a century of experience, Nuveen continues to build upon its reputation for quality. Now, financial advisors and investors can count on Nuveen Investments to help them design customized solutions that meet the far-reaching financial goals unique to family wealth strategies - solutions that can translate into legacies.

To find out more about how Nuveen Investments' products and services can help you preserve your financial security, talk with your financial advisor, or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before you invest.


Invest well.

Look ahead.

LEAVE YOUR MARK.(SM)



Logo: NUVEEN Investments

Nuveen Investments o 333 West Wacker Drive
Chicago, IL 60606 o www.nuveen.com                                  FAN-2-6-01